SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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STERLING MINING COMPANY

(Name of Registrant as Specified in Its Charter)

Commission File Number: 0-51669

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(Name of Persons Filing Proxy Statement If Other Than the Registrant)

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STERLING MINING COMPANY

2201 Government Way, Suite E

P.O. Box 2838

Coeur d’Alene, Idaho 83814

ANNUAL MEETING OF SHAREHOLDERS

May 17, 2007

NOTICE OF MEETING

The annual meeting of the shareholders of Sterling Mining Company, an Idaho corporation, will be held at 1:00 p.m., on May 17, 2007, at the Wallace Inn located at 100 Front Street, Wallace, Idaho, for the following purposes:

•	to consider and vote upon a proposal to amend the Company’s Articles of Incorporation to increase the number of authorized shares;

•	to consider and vote upon a proposal to approve the Company’s 2006 Employee Stock Purchase Plan;

•	to consider and vote upon a proposal to approve the Company’s 2006 Equity Incentive Plan;

•	to ratify the appointment by the Audit Committee of independent auditors to examine our accounts;

•	to elect six (6) directors to serve on the Company’s Board of Directors until the next annual meeting of shareholders or until their successors are duly elected and qualified; and

•	to conduct any other business, including shareholder proposals, as may properly come before the meeting or any adjournment or postponement of the meeting.

Shareholders at the close of business on March 20, 2007, are entitled to vote in person or by proxy at the annual meeting. The annual meeting will be open to the public.

Shareholders of record may vote their shares by completing and returning the proxy card. You may revoke a proxy at any time prior to its exercise at the annual meeting of shareholders by following the instructions in the accompanying Proxy Statement.

/s/ Michael L. Mooney
Corporate Secretary

March 30, 2007

STERLING MINING COMPANY

2201 Government Way, Suite E

P.O. Box 2838

Coeur d’Alene, Idaho 83814

PROXY STATEMENT FOR 2007 ANNUAL MEETING OF SHAREHOLDERS

This proxy statement is provided to shareholders of Sterling Mining Company (“Sterling”) in connection with the annual meeting of shareholders and any adjournments or postponements of the annual meeting. The annual meeting will be held at 1:00 p.m., on May 17, 2007, at the Wallace Inn located at 100 Front Street, Wallace, Idaho.

INFORMATION ABOUT THE MEETING AND VOTING

When were proxy materials mailed?

This proxy statement and proxy card were first mailed on or about April 11, 2007, to owners of voting shares of Sterling in connection with the solicitation of proxies by our Board of Directors for the 2007 annual meeting of shareholders in Wallace, Idaho. Our annual report was sent with the proxy statement, but it is not part of the proxy statement. Proxies are solicited to give all shareholders of record at the close of business on March 20, 2007, an opportunity to vote on matters that come before the annual meeting. This procedure is necessary because shareholders live in all U.S. states and abroad and most will not be able to attend.

What am I voting on?

The Board is soliciting your vote for:

•	approval of an amendment to Sterling’s Articles of Incorporation to increase its authorized capital from 40 million to 80 million shares;

•	approval of Sterling’s 2006 Employee Stock Purchase Plan;

•	approval of Sterling’s 2006 Equity Incentive Plan;

•	ratification of the appointment by the Audit Committee of independent auditors;

•	election of six directors; and

•	action upon such other matters, including shareholder proposals, as may properly come before the meeting or any adjournment or postponement of the meeting.

Who is entitled to vote?

Shareholders of record at the close of business on March 20, 2007, the record date, are entitled to vote on matters that come before the meeting. Shares can be voted only if the shareholder is present in person or is represented by proxy.

How many votes do I have?

Each share of Sterling common stock that you own as of the record date entitles you to one vote. On March 20, 2007, there were 29,018,568 outstanding shares of our common stock.

How do I vote?

All shareholders may vote by mail. To vote by mail, please sign, date, and mail your proxy card in the envelope provided.

If you own your shares through a bank or broker, you should follow the separate instructions they provide you. Although most banks and brokers now offer telephone and Internet voting, availability and specific processes will depend on their voting arrangements.

If you attend the annual meeting in person, you may request a ballot when you arrive and vote at the meeting.

What if I return my proxy but do not mark it to show how I am voting?

If your proxy card is signed and returned without specifying your choices, the shares will be voted as recommended by the Board.

What if other items come up at the annual meeting and I am not there to vote?

When you return a signed and dated proxy card, you give the persons specified as proxies the discretionary authority to vote on your behalf on any other matter that is properly brought before the annual meeting.

Can I change my vote?

You can change your vote by revoking your proxy at any time before it is exercised in one of three ways:

•	notify our Corporate Secretary in writing before the annual meeting that you are revoking your proxy;

•	submit another proxy with a later date; or

•	vote in person at the annual meeting.

What does it mean if I receive more than one proxy card?

Your shares are likely registered differently or are in more than one account. You should vote each of your accounts. If you mail your proxy cards, please sign, date, and return each proxy card to guarantee that all of your shares are voted. If you wish to combine your shareholder accounts in the future, you should contact our transfer agent, Columbia Stock Transfer Co., at (208) 664-3544. Combining accounts reduces excess printing and mailing costs, resulting in savings for us that benefits you as a shareholder.

What constitutes a quorum?

The presence of the owners of a majority of the shares entitled to vote at the annual meeting constitutes a quorum. Presence may be in person or by proxy. You will be considered part of the quorum if you return a signed and dated proxy card or if you vote at the annual meeting.

Abstentions and shares voted by a broker or bank holding shares for a beneficial owner are counted as present and entitled to vote for determining a quorum.

What vote is required to approve each proposal?

Amendment, Stock and Incentive Plans, and Auditors. The proposals pertaining to approval or ratification of (i) the proposed amendment to the Articles of Incorporation to increase the number of authorized common shares to 80 million (ii) Sterling’s 2006 Employee Stock Purchase Plan, (iii) Sterling’s 2006 Equity Incentive Plan, and (iv) appointment of independent auditors, each require the affirmative vote of a majority of the votes cast. Any shares not voted (whether by abstention or otherwise) have no impact on the vote.

Election of Directors. Each of the six director positions is voted on separately. The persons who receive the most votes for each of the six director positions will be elected. Any shares not voted (whether by abstention or otherwise) have no impact on the vote.

What are the Board’s Recommendations?

The Board recommends a vote FOR:

•	Approval of the Amendment to the Articles of Incorporation increasing the authorized common shares to 80 million;

•	Approval of the 2006 Employee Stock Purchase Plan;

•	Approval of the 2006 Equity Incentive Plan;

•	Ratifying the Audit Committee’s appointment of independent auditors; and

•	Election as directors of each of the persons nominated by the Board.

How were the nominees for director selected?

Each of the six nominees currently serve as a director and was approved for inclusion on our slate of directors by the entire Board. Nominee Raymond K. De Motte is also our president and chief executive officer and nominee Kevin G. Shiell is also Executive Vice President.

How do I access proxy materials on the Internet?

Shareholders can access our Notice of Annual Meeting and Proxy Statement and our 2006 Annual Report on the Internet at our website at www.sterlingmining.com.

Where can I find more information on Sterling?

Our corporate website is www.sterlingmining.com. We make available on this website, free of charge, access to our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, Proxy Statement on Schedule 14A and amendments to those materials filed or furnished pursuant to Section 13(a) or 15(d) of the Securities and Exchange Act of 1934 as soon as reasonably practicable after we electronically submit such material to the Securities Exchange Commission. The Commission makes available on its website, free of charge, reports, proxy and information statements, and other information regarding issuers, such as us, that file electronically with the Commission. The Commission’s website is www.sec.gov.

How can I communicate with our Board?

Shareholders interested in communicating directly with our Board may do so by writing to: Board of Directors, Sterling Mining Company, 609 Bank Street, Wallace, Idaho 83873. All such written correspondence is delivered to the director or directors to whom it is addressed or, if addressed generally to the Board, to all directors. Concerns relating to accounting, internal controls, or auditing matters are immediately forwarded to the Chief Executive Officer, Chief Financial Officer, and chairman of the Audit Committee.

Where can I find a copy of Sterling Mining’s Code of Ethics?

Sterling Mining has adopted a Code of Ethics that applies to its Chief Executive Officer, its Chief Financial Officer and all other employees, as well as to the members of Sterling Mining’s Board of Directors. We will provide to any person, without charge, a copy of the Code of Ethics upon written or oral request directed to Monique Hayes, Marketing Communication Manager, at Sterling Mining Company, 609 Bank Street, Wallace, Idaho 83873, telephone (208) 556-0227. Further more, a copy of the Code of Ethics is accessible at our corporate website, www.sterlingmining.com.

Where can I find a copy of Sterling Mining’s Audit Committee Charter and Compensation Committee Charter?

The Board of directors of Sterling Mining has formed an Audit Committee and Compensation Committee, and each of these committees has a formal charter. We make the Audit Committee Charter and Compensation Committee Charter available for your examination on our corporate website at http://www.sterlingmining.com. We will provide to any person, without charge, a copy of these charters upon written or oral request directed to Monique Hayes, Marketing Communication Manager, at Sterling Mining Company, 609 Bank Street, Wallace, Idaho 83873, telephone (208) 556-0227.

How do I submit a shareholder proposal for next year’s annual meeting?

Shareholder proposals may be submitted for inclusion in our 2008 proxy statement after the 2007 annual meeting, but must be received no later than 5:00 p.m. PST on Thursday, January 31, 2008. Proposals should be sent via registered, certified, or express mail to: Corporate Secretary, Sterling Mining Company, 609 Bank Street, Wallace, Idaho 83873.

As to any proposal that is not submitted for inclusion in our proxy statement for the 2008 annual meeting of shareholders, but is instead sought to be presented directly at the meeting, the Securities and Exchange Commission’s rules permit management to vote proxies in its discretion if: (1) we receive notice of the proposal before the close of business on January 31, 2008, and advise shareholders in the proxy statement about the nature of the proposal and how management intends to vote on such matter; or (2) we do not receive notice of the proposal prior to the close of business on January 31, 2008.

With respect to the 2007 annual meeting, we did not receive prior to the date of mailing this proxy statement notice of any matter that a stockholder intends to present for consideration at the annual meeting.

AMENDMENT OF ARTICLES OF INCORPORATION

TO INCREASE AUTHORIZED CAPITAL

(Proposal No. 1 on Proxy Card)

The Board of Directors has adopted a resolution declaring it advisable and in the best interests of Sterling and its shareholders that Sterling’s Articles of Incorporation be amended to provide for an increase in the authorized number of Sterling’s shares of common stock from 40 million shares to 80 million shares of stock. Such resolution also recommends that such amendment be approved and adopted by Sterling’s shareholders and directs that such proposal be submitted to Sterling’s shareholders at its annual meeting.

Sterling’s Articles of Incorporation currently authorize issuance of a maximum of 40 million shares of common stock. If the Board of Directors’ proposal is approved by Sterling’s shareholders, the Board of Directors would have authority to issue up to 80 million shares of common stock to such persons, and for such consideration as the Board of Directors may determine without further action by the shareholders except as may be required by law.

As of March 20, 2007, there were 29,018,568 shares of common stock issued and outstanding. The Board of Directors has reserved 9,968,125 shares of common stock for issuance pursuant to the exercise of outstanding stock options and warrants. Accordingly, there remain only 1,013,307 shares of common stock that are unissued and are not reserved for any specific purpose.

The Board of Directors has proposed the increase in the authorized capital stock to provide shares which could be used for a variety of corporate purposes, including mergers, acquisitions, the raising of additional capital, and implementation of incentive and other option plans. While the Board of Directors believes it important that Sterling have the flexibility that would be provided by having additional authorized capital stock available, Sterling does not currently have any binding commitments or arrangements that would require the issuance of such stock. The Board of Directors believes it would be in Sterling’s best interest, however, to have such additional shares of authorized stock available to enable it to take advantage of opportunities for possible future acquisitions, raising capital for future development and operations and the establishment of equity compensation plans, including the plans proposed to be adopted in Proposals 2 and 3 below. It is also possible that additional capital stock that would be authorized by the proposed amendment could be issued in a transaction that might discourage offers by takeover bidders or make such offers more difficult or expensive to accomplish, although the Board of Directors has no current plans for any such use of the capital stock.

The amendment to the Articles of Incorporation will become effective upon approval by a majority of the shares voting on the proposal and the filing of the amendment to the Articles of Incorporation with the Secretary of State of Idaho. Such Articles of Amendment would amend Article VI of Sterling’s Articles of Incorporation to read as follows:

The authorized capital stock of this corporation shall consist of Eighty Million (80,000,000) shares of common stock with a par value of Five Cents ($0.05) per share. The board of directors of the corporation may from time to time authorize by resolution the issuance of any or all shares of the common stock herein authorized for such purposes, in such amounts, to such persons, corporations or entities, and for such consideration, as the board of directors in its discretion may determine and without any vote or other action by the stockholders, except as otherwise required by law. The common stock, after the amount of the subscription price or par value, whichever is greater, has been paid in shall not be subject to assessment to pay the debts of the corporation. Stockholders do not have any preemptive right to acquire the corporation’s shares of common stock.

If approved by the shareholders, Sterling anticipates that such amendment to the Articles of Incorporation will be filed as soon as practicable.

The affirmative vote of the holders of a majority of the common shares represented at the annual meeting in person or by proxy is required to approve the amendment to Sterling’s Articles of Incorporation. The Board of Directors believes the adoption of the proposed amendment is in the best interests of Sterling and its shareholders and recommends that you vote FOR this proposal.

APPROVAL OF 2006 EMPLOYEE STOCK PURCHASE PLAN

(Proposal No. 2 on Proxy Card)

You are being asked to approve the Sterling Mining Company 2006 Employee Stock Purchase Plan (the “ESPP”). The Board of Directors adopted the ESPP in September 2006, subject to stockholder approval at the annual meeting.

Management believes that awards under the ESPP will promote Sterling’s operating performance and growth potential by encouraging employees to acquire equity in Sterling, thereby aligning their long-term interests with those of Sterling and its stockholders.

The following is a summary of the principal features of the ESPP. The summary does not purport to be a complete description of all the provisions of the ESPP. A copy of the ESPP is attached as Appendix A to this Proxy Statement for your reference.

Administration

The ESPP is administered by the Compensation Committee of the Board. Such committee has full authority to adopt such rules and procedures as it may deem necessary for the proper plan administration and to interpret the provisions of the ESPP. The Board of Directors may exercise the Committee’s powers and duties under the ESPP.

Share Reserve

A total of 200,000 shares of common stock are authorized for purchase over the term of the ESPP. Stockholder approval is required for any increase in the number of shares authorized for purchase under the ESPP.

Offering Periods

Under the ESPP, shares are issued through a series of offerings, each of a duration designated by the Plan Administrator, but in no event longer than 27 months. Each participant is granted a separate option to purchase shares of common stock for each offering period in which he or she participates. The Committee establishes one or more purchase dates during the offering on which shares are purchased and the maximum number of shares that may be purchased on any given purchase date, but in no event can the aggregate dollar amount of shares purchased during an offering exceed 15% of a participants earning for the applicable period. Generally, the number of share purchased by a participant will equal the aggregate amount of the participant’s payroll deductions for the offering period divided by the purchase price in effect for such period.

Eligibility

Any individual who customarily works for more than 20 hours per week for more than five months per calendar year in the employ of Sterling is eligible to participate in one or more offering periods. An eligible employee may only join an offering period on the start date of that period.

As of March 12, 2007, eight executive officers and approximately 42 other employees were eligible to participate in the ESPP.

Purchase Provisions

Each participant in the ESPP may authorize periodic payroll deductions in any multiple of one percent (1%) of his or her cash earnings, up to a maximum of fifteen percent (15%). A participant may not increase his or her rate of payroll deduction for an offering period after the start of that period, but he or she may decrease the rate during the offering period.

On each purchase date specified for the offering period, the accumulated payroll deductions of each participant are automatically applied to the purchase of whole shares of common stock at the purchase price in effect for that purchase date.

Purchase Price

The purchase price per share at which common stock is purchased on the participant’s behalf for each purchase date is equal to eighty-five percent (85%) of the lower of (i) the fair market value per share of Sterling’s common stock on the start date of that offering period or (ii) the fair market value per share of Sterling’s common stock on the purchase date.

Valuation

The fair market value per share of common stock on any relevant date will be the average of the highest “bid” quotation and lowest “asked” quotation of a share of common stock on such date as reported on the NASD OTC Bulletin Board.

Special Limitations

The ESPP imposes certain limitations upon a participant’s rights to acquire common stock, including the following limitations:

•

No purchase right may be granted to any individual who owns stock (including stock purchasable under any outstanding options or purchase rights) possessing 5% or more of the total combined voting power or value of all classes of stock of Sterling; and

•

No purchase right granted to a participant may permit such individual to purchase common stock at a rate greater than $25,000 worth of such common stock (valued at the time such purchase right is granted) for each calendar year.

Termination of Purchase Rights

A participant’s purchase right immediately terminates upon such participant’s loss of eligible employee status, and his or her accumulated payroll deductions for the offering period in which the purchase right terminates are promptly refunded. A participant may withdraw from an offering period at any time prior to the end of that period and elect to have his or her accumulated payroll deductions for the offering period in which such withdrawal occurs either refunded or applied to the purchase of shares of common stock on the next purchase date.

Stockholder Rights

No participant has any stockholder rights with respect to the shares of common stock covered by his or her purchase right until the shares are actually purchased on the participant’s behalf. No adjustment will be made for dividends, distributions or other rights for which the record date is prior to the date of such purchase.

Assignability

No purchase right will be assignable or transferable and will be exercisable only by the participant.

Acquisition

Should Sterling be acquired by merger or asset sale during an offering period, the surviving entity can assume and carry over the ESPP. If the ESPP is not continued, all outstanding purchase rights will automatically be exercised immediately prior to the effective date of the acquisition.

Changes in Capitalization

In the event any change is made to the outstanding shares of common stock by reason of any recapitalization, stock dividend, stock split, combination of shares, exchange of shares or other change in corporate structure effected without Sterling’s receipt of consideration, appropriate adjustments will be made to (i) the class and/or maximum number of securities issuable under the ESPP, including the class and/or maximum number of securities issuable per participant or in the aggregate on any one purchase date, and (ii) the class and/or maximum number of securities subject to each outstanding purchase right and the purchase price payable per share thereunder.

Amendment and Termination

The ESPP will terminate upon the earliest to occur of (i) ten years following approval by the stockholders, (ii) the date on which all available shares are issued or (iii) the date on which all outstanding purchase rights are exercised in connection with an acquisition of Sterling.

The Board of Directors may at any time alter, suspend or discontinue the ESPP. However, the Board of Directors may not, without stockholder approval, (i) increase the number of shares issuable under the ESPP, except in connection with certain changes in Sterling’s capital structure, (ii) alter the purchase price formula so as to reduce the purchase price or (iii) modify the requirements for eligibility to participate in the ESPP.

Stock Purchases

The ESPP will become effective only if approved by the stockholders at the annual meeting. Sterling did not have any prior stock purchase plans. Accordingly, no person has been granted any purchase rights or exercised any purchase rights under this or any prior plan.

Federal Income Tax Consequences

The ESPP is intended to be an “employee stock purchase plan” within the meaning of Section 423 of the Internal Revenue Code. Under a plan that so qualifies, no taxable income will be recognized by a participant, and no deductions will be allowable to Sterling in connection with the grant or exercise of an outstanding purchase right.

Taxable income will not be recognized until there is a sale or other disposition of the shares acquired under the ESPP or in the event the participant should die while still owning the purchased shares.

If the participant sells or otherwise disposes of the purchased shares within two years after the start date of the offering period in which such shares were acquired or within one year after the actual purchase date of those shares, then the participant will recognize ordinary income in the year of sale or disposition equal to the amount by which the fair market value of the shares on the purchase date exceeded the purchase price paid for those shares, and Sterling will be entitled to an income tax deduction for the taxable year in which such sale or disposition occurs equal in amount to such excess.

If the participant sells or disposes of the purchased shares more than two years after the start date of the offering period in which such shares were acquired and more than one year after the actual purchase date of those shares, then the participant will recognize ordinary income in the year of sale or disposition equal to the lesser of (i) the amount by which the fair market value of the shares on the sale or disposition date exceeded the purchase price paid for those shares or (ii) 15% of the fair market value of the shares on the start date of the offering period, and any additional gain upon the disposition will be taxed as long-term capital gain. Sterling will not be entitled to any income tax deduction with respect to such sale or disposition.

If the participant still owns the purchased shares at the time of his death, the lesser of (i) the amount by which the fair market value of the shares on the date of death exceeds the purchase price or (ii) (15%) of the fair market value of the shares on his or her entry date into the offering period in which those shares were acquired will constitute ordinary income in the year of death.

Accounting Treatment

Under current accounting rules, shares purchased pursuant to the ESPP result in compensation expense that is recognized in Sterling’s reported results of operations. To determine the compensation expense, shares purchased pursuant to the ESPP are valued using the Black-Scholes option-pricing model, and an estimate of the “look-back” value of the shares acquired pursuant to the ESPP. This compensation expense is then recognized over each applicable offering period.

The affirmative vote of the holders of a majority of the common shares represented at the annual meeting in person or by proxy is required to approve the 2006 Employee Stock Purchase Plan. The Board of Directors believes the adoption of the plan is in the best interests of Sterling and its shareholders and recommends that you vote FOR this proposal.

APPROVAL OF 2006 EQUITY INCENTIVE PLAN

(Proposal No. 3 on Proxy Card)

You are being asked to approve the Sterling Mining Company 2006 Equity Incentive Plan (the “2006 Plan”). The Board of Directors adopted the 2006 Plan in September 2006. The Board elected not to grant any awards under the 2006 Plan until after stockholder approval at the annual meeting.

The 2006 Plan is intended to further its growth, development and financial success by attracting and retaining talented employees, consultants and directors, and by aligning the long-term interests of such persons with those of the stockholders by providing an opportunity to acquire an ownership interest in Sterling and by providing both performance rewards and long term incentives for future contributions to Sterling’s success.

The 2006 Plan permits the grant of incentive stock options, nonqualified stock options, restricted stock, restricted stock units, stock appreciation rights and cash awards. The following is a summary of the principal features of the 2006 Plan. The summary does not purport to be a complete description of all the provisions of the 2006 Plan. A copy of the 2006 Plan is attached as Appendix B to this Proxy Statement for your reference.

Administration

The 2006 Plan is administered by the Compensation Committee of the Board. Such committee has full authority to adopt such rules and procedures as it may deem necessary for the proper plan administration and to interpret the provisions of the 2006 Plan. The powers of the Compensation Committee to administer the 2006 Plan are subject to any limitations imposed by the Board on the Committee’s powers in any resolution duly adopted by the Board.

Plan Awards

Options granted under the 2006 Plan are designated as either incentive stock options or as nonqualified options, and the exercise price of such options ranges from 100% to 110% of the fair market value per share on the date of grant. Repricing of options following grant is not permitted under the 2006 Plan. The term of each incentive stock option ranges from five to ten years, and the term of nonqualified options can range up to fifteen years. The Committee has the power to determine the vesting schedule and other terms applicable to options pursuant to an option award.

Grants of restricted stock or restricted stock units (consisting of a right to receive shares in the future or their cash equivalent, or both) may be made under the 2006 Plan. The terms of a specific grant will be determined by the Committee and incorporated into an award agreement with the recipient. The Committee may impose such conditions or restrictions on the restricted stock or restricted stock units as it may determine advisable, including the achievement of specific performance goals, time based restrictions on vesting, conduct criteria or others. If the Committee established performance or other goals, the Committee shall determine whether a participant has satisfied the performance of such goals. Restricted stock, restricted stock units and cash awards granted pursuant to the 2006 Plan that are intended to qualify as “performance based compensation” under Section 162(m) of the Code are subject to the attainment of performance goals relating to various performance criteria consisting of one or more of the following, as selected by the Committee: (i) cash flow; (ii) earnings per share; (iii) earnings per share growth; (iv) earnings before interest, taxes, and amortization; (v) return on equity; (vi) market share; (vii) total shareholder return; (viii) share price performance; (ix) return on capital; (x) return on assets, net assets or invested assets; (xi) revenue; (xii) revenue growth; (xiii) earnings growth; (xiv) operating income; (xvi) operating profit; (xvii) growth in operating income or profit; (xviii) profit margin; (xix) return on operating revenue; (xx) return on invested capital; (xxi) market price of Shares; (xxii) brand recognition; (xxiii) customer satisfaction; (xxiv) operating efficiency; (xxv) productivity; (xxvi) project progression; or (xxvi) reduction in costs.

The Committee also has the power and authority, exercisable in its sole discretion, to grant stock appreciation rights (SARs) to selected participants, which SARs cover a specified number of shares and are exercisable upon such terms and conditions as the Committee may establish. Upon exercise of a SAR, the holder is entitled to receive a distribution from Sterling of an amount equal to the excess of (A) the aggregate fair market value (on the exercise date) of the shares underlying the exercised right over (B) the aggregate base price in effect for those shares. The number of shares underlying each SAR and the base price in effect for those shares (which may not be less that the fair market value of the shares on the date of grant) are determined by the Committee at the time the SAR is granted. The distribution with respect to an exercised SAR may be made in shares valued at fair market value on the exercise date, in cash, or partly in shares and partly in cash, as the Committee shall deem appropriate.

Finally, cash awards that are intended to qualify as “performance based compensation” under Section 162(m) of the Code may be made under the 2006 Plan and are paid in cash upon the achievement, in whole or part, of performance goals relating to one or more of the performance criteria selected by the Committee and specified at the time such cash awards are granted. These criteria shall be selected and calculated under a methodology established in writing by the Committee prior to the issuance of a cash award.

Share Reserve

A total of 2,100,000 shares of common stock have been reserved for issuance under the 2006 Plan, subject to adjustment for certain changes in Sterling’s capitalization. The reserved shares may be used for any of the types of awards available under the 2006 Plan. Stockholder approval is required for any increase in the number of shares authorized for issuance under the 2006 Plan.

Stockholder approval of the 2006 Plan will also constitute approval of the 2,100,000 share-limitation for purposes of Section 162(m) of the Code. Shares issued under the restricted stock and restricted stock unit awards and cash award payments may qualify as performance-based compensation that is not subject to the Section 162(m) limitation, if the issuance of those shares or units and cash payments are approved by the Compensation Committee and the vesting is tied solely to the attainment of the specified corporate performance milestones.

The shares of common stock issuable under the 2006 Plan may be drawn from shares of the Sterling’s authorized but unissued common stock or from shares of common stock reacquired by Sterling, including shares repurchased on the open market.

Shares subject to any outstanding award under the 2006 Plan that expire or otherwise terminate prior to the issuance of those shares will be available for subsequent awards. Unvested shares issued under the 2006 Plan and subsequently canceled or repurchased by Sterling, at the exercise or purchase price paid per share, pursuant to its repurchase rights under the 2006 Plan, will also be available for subsequent awards.

Should the exercise price of an option under the 2006 Plan be paid with shares of common stock or should shares of common stock otherwise issuable under the 2006 Plan be withheld by Sterling in satisfaction of the withholding taxes incurred in connection with the issuance, exercise or vesting of an award, the number of shares of common stock available for issuance under the 2006 Plan will be reduced by the gross number of fully-vested shares for which the option is exercised or the gross number of fully-vested shares issued under the award, and not by the net number of shares issued pursuant to that award.

Eligibility

Employees, directors, and consultants in the service of Sterling or its subsidiaries (whether now existing or subsequently established) are eligible to participate in the 2006 Plan.

As of March 12, 2007 five executive officers, six directors, and approximately 10 other employees were eligible to participate in the 2006 Plan.

General Provisions

Acceleration. In the event Sterling is acquired by merger, asset sale, or similar corporate transaction, outstanding awards may be assumed by the surviving entity. If not assumed, the Committee has discretion to resolve outstanding awards by (i) accelerating the exercise date of the Award, or (ii) require surrender of the Award for cancellation in exchange for payment of the spread between the value per share of Sterling common stock in the corporate transaction and the amount the participant is required to pay under the award to acquire a share.

The Committee will have the discretion to structure one or more awards under the 2006 Plan so that those awards will vest in full either immediately upon a corporate transaction or in the event the individual’s service with Sterling or the successor entity is terminated (actually or constructively) within a designated period following a corporate transaction, whether or not those awards are to be assumed or otherwise continued in effect.

The acceleration of vesting in the event of a corporate transaction, change in control or hostile take-over of Sterling may be seen as an anti-takeover provision and may have the affect of discouraging a merger, a take-over attempt or other efforts to gain control of Sterling.

Stockholder Rights and Transferability. The holder of an option or stock appreciation award will have no stockholder rights with respect to the shares subject to that award unless and until such person shall have exercised the award. Awards are not assignable or transferable other than by will or the laws of inheritance following the holder’s death, The Committee, however, has discretion on awards that are not incentive stock options to permit assignment on such terms as it may determine.

A participant may have certain stockholder rights with respect to the shares of restricted common stock issued to him or her under restricted stock awards, whether or not his or her interest in those shares is vested, as determined by the Committee. Such rights may include the right to vote such shares and to receive any regular cash dividends paid on such shares.

Special Tax Election. The Committee may provide any or all holders of non-statutory options or restricted stock units pursuant to which vested shares of common stock are to be issued and any or all individuals to whom unvested shares of restricted stock are issued the right to utilize either or both of the following methods to satisfy all or part of the federal and state income and employment withholding taxes to which they may become subject in connection with the exercise of their options, the issuance to them of vested shares, or the subsequent vesting of unvested shares issued to them:

•

Stock Withholding: The election to have Sterling withhold, from the shares otherwise issuable upon the exercise of such non-statutory option or upon the issuance of fully-vested shares, a portion of those shares with an aggregate fair market value equal to the amount of the minimum withholding taxes required to be withheld by law (using the minimum statutory withholding rates).

•

Stock Delivery: The election to deliver to Sterling certain shares of common stock previously acquired by such holder (other than in connection with such exercise, share issuance or share vesting that triggered the withholding taxes) with an aggregate fair market value equal to the amount of the minimum withholding taxes required to be withheld by law (using the minimum statutory withholding rates). The shares of common stock so delivered shall not be added to the shares of common stock authorized for issuance under the 2006 Plan.

Changes in Capitalization. In the event any change is made to the outstanding shares of common stock by reason of any recapitalization, stock dividend, stock split, combination of shares, exchange of shares or other change in corporate structure effected without Sterling’s receipt of consideration, appropriate adjustments will be made to (i) the maximum number and/or class of securities issuable under the 2006 Plan, (ii) the number and/or class of securities and the exercise or base price per share in effect under each outstanding award, and (iii) the maximum number of shares which may be issued pursuant to awards of restricted stock and restricted stock units under the 2006 Plan. All such adjustments will be designed to preclude any dilution or enlargement of benefits under the 2006 Plan or the outstanding Equity Awards thereunder.

Amendment and Termination. The Board may amend, modify, suspend or terminate the 2006 Plan at any time, subject to stockholder approval pursuant to applicable laws, regulations, or rules of any stock exchange (or over-the-counter market, if applicable) on which the common stock is then listed for trading. No such amendment, modification, suspension or termination shall adversely affect the rights and obligations with respect to stock options, unvested restricted stock or restricted stock unit awards at the time outstanding under the 2006 Plan unless the optionee or the participant consents to such amendment or modification. Unless sooner terminated by the Board, the 2006 Plan will terminate on the earliest of (i) September 26, 2016, (ii) the date on which all shares available for issuance under the 2006 Plan have been issued as fully-vested shares, or (iii) the termination of all outstanding options, unvested restricted stock and restricted stock units in connection with certain changes in control or ownership of Sterling. Should the 2006 Plan terminate in September 2016, all option grants, unvested restricted stock and unvested restricted stock units outstanding at that time shall continue to have force and effect in accordance with the provisions of the documents evidencing such grants, issuances or awards.

Stock Awards

No awards have been granted under the 2006 Plan. Sterling did not have a pre-existing plan under which any stock awards could be granted. Assuming the 2006 Plan is approved by the stockholders, the Committee intends to consider and vote upon the issuance of the following awards to executive officers and directors:

Name and Position	Proposed No. of Option Shares	Proposed Exercise Price*
Raymond K. De Motte President and Chief Executive Officer	100,000	$4.00
Kevin G. Shiell, Executive Vice President	50,000	$4.00
James N. Meek, Chief Financial Officer	100,000	$4.00
Michael L. Mooney, Secretary/Treasurer	50,000	$4.00
Carol Stephan, Board Member	10,000	$4.00
J. Kenny Berscht, Board Member	10,000	$4.00
David J. Waisman, Board Member	10,000	$4.00
Roger A. VanVoorhees, Board Member	10,000	$4.00

All current executive officers as a group (4 persons)	300,000	$4.00
All current directors who are not executive officers as a group (4 persons)	40,000	$4.00
All other employees as a group (1 person)	50,000	$4.00

*	At March 20, 2007 the closing bid price for out common stock was $3.01 per share, so the proposed exercise price is higher. Should the market price increase before the options are granted, the Board will only approve options that have an exercise price equal to the greater of $4.00 per share or the fair market value.

Federal Income Tax Consequences

The following description summarizes the income tax consequences of the 2006 Plan under current federal income tax laws and is intended for general information only. In addition, the tax consequences described below are subject to the limitations of Section 162(m) of the Code, as discussed in further detail below. Other federal taxes and foreign, state and local income taxes are not discussed, and may vary depending upon the individual circumstances and from locality to locality.

Option Grants. Options granted under the 2006 Plan may be either incentive stock options, which satisfy the requirements of Section 422 of the Code, or non-statutory options, which are not intended to meet such requirements. The federal income tax treatment for the two types of options differs as follows:

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Incentive Stock Options. No taxable income is recognized by the optionee at the time of the option grant, and, if there is no disqualifying disposition at the time of exercise, no taxable income is recognized for regular tax purposes at the time the option is exercised, although taxable income may arise at that time for alternative minimum tax purposes equal to the excess of the fair market value of the purchased shares at such time over the exercise price paid for those shares. The optionee will recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of certain dispositions. For federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made more than two years after the date the option for the shares involved in such sale or disposition was granted and more than one year after the date the option was exercised for those shares. If either of these two holding periods is not satisfied, then a disqualifying disposition will result.

Upon a qualifying disposition, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for the shares. If there is a disqualifying disposition of the shares, the excess of (i) the fair market value of those shares on the exercise date over (ii) the exercise price paid for the shares will be taxable as ordinary income to the optionee. Any additional gain or loss recognized upon the disposition will be taxable as a capital gain or loss to the optionee.

If the optionee makes a disqualifying disposition of the purchased shares, Sterling will be entitled to an income tax deduction, for its taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the option exercise date over (ii) the exercise price paid for the shares. If the optionee makes a qualifying disposition, Sterling will not be entitled to any income tax deduction.

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Non-Statutory Stock Options. No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will, in general, recognize ordinary income in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and Sterling will be required to collect certain withholding taxes applicable to such income from the optionee.

If the shares acquired upon exercise of the non-statutory option are unvested and subject to repurchase in the event of the optionee’s cessation of service prior to vesting in those shares, the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when Sterling’s repurchase right lapses, an amount equal to the excess of (i) the fair market value of the shares on the date the repurchase right lapses over (ii) the exercise price paid for the shares. The optionee may elect under Section 83(b) of the Code to include as ordinary income in the year of exercise of the option an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date over (ii) the exercise price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the repurchase right lapses.

Sterling will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for the taxable year of Sterling in which such ordinary income is recognized by the optionee.

Stock Appreciation Rights. No taxable income is recognized upon receipt of a stock appreciation right. The holder will recognize ordinary income in the year in which the stock appreciation right is exercised, in an amount equal to the excess of the fair market value of the underlying shares of common stock on the exercise date over the base price in effect for the exercised right, and Sterling will be required to collect withholding taxes applicable to such income from the holder.

Sterling will be entitled to an income tax deduction equal to the amount of any ordinary income recognized by the holder in connection with the exercise of a stock appreciation right. The deduction will in general be allowed for Sterling’s taxable year in which such ordinary income is recognized by the holder.

Restricted Stock. A recipient of restricted stock will generally recognize ordinary income when his or her shares vest, based on the then fair market value of the shares. The recipient may, however, elect under Section 83(b) of the Code to include as ordinary income in the year of issuance of the shares the fair market value of the shares at that time. Such election must be made within 30 days after the date of the award of restricted stock. Sterling will be required to collect certain withholding taxes applicable to such income from the recipient.

Sterling will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the recipient with respect to the restricted stock. The deduction will in general be allowed for the taxable year of Sterling in which such ordinary income is recognized by the recipient.

Restricted Stock Units. No taxable income is recognized upon receipt of a restricted stock unit. The holder will recognize ordinary income in the year in which the shares subject to that unit are actually issued. The amount of that income will be equal to the fair market value of the shares on the date of issuance. Sterling will be required to collect certain withholding taxes applicable to such income from the holder.

Sterling will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the holder with respect to the issuance of the shares pursuant to the unit. The deduction will in general be allowed for the taxable year of Sterling in which such ordinary income is recognized by the holder.

Deductibility of Executive Compensation

Sterling anticipates that any compensation deemed paid by it in connection with disqualifying dispositions of incentive stock option shares or exercises of non-statutory options will qualify as performance-based compensation for purposes of Section 162(m) of the Code and will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers of Sterling. Accordingly, the compensation deemed paid with respect to options granted under the 2006 Plan will remain deductible by Sterling without limitation under Section 162(m) of the Code. However, any compensation deemed paid by Sterling in connection with restricted stock or restricted stock units issued under the 2006 Plan will be subject to the $1 million limitation on deductibility per covered individual, unless the vesting of the restricted stock or restricted stock units is tied solely to one or more of the performance goals described above.

Accounting Treatment

Pursuant to the accounting standards established by Statement of Financial Accounting Standards No. 123R, Share-Based Payment, or SFAS 123R, Sterling is required to recognize all share-based payments, including grants of stock options, restricted stock and restricted stock units, in Sterling’s financial statements effective November 1, 2005. Accordingly, stock options that are granted to Sterling’s employees and non-employee Board members will be valued at fair value as of the grant date under an appropriate valuation formula, and that value will be charged as stock-based compensation expense against Sterling’s reported earnings over the designated vesting period of the award. For shares issuable upon the vesting of restricted stock units awarded under the 2006 Plan,

Sterling is required to expense over the vesting period a compensation cost equal to the fair market value of the underlying shares on the date of the award. Restricted stock issued under the 2006 Plan will result in a direct charge to Sterling’s reported earnings equal to the excess of the fair market value of those shares on the issuance date over the cash consideration (if any) paid for such shares. If the shares are unvested at the time of issuance, then any charge to Sterling’s reported earnings will be amortized over the vesting period. Such accounting treatment for restricted stock units and restricted stock issuances would be applicable whether vesting is tied to service periods or performance criteria.

The affirmative vote of the holders of a majority of the common shares represented at the annual meeting in person or by proxy is required to approve the 2006 Employee Stock Purchase Plan. The Board of Directors believes the adoption of the plan is in the best interests of Sterling and its shareholders and recommends that you vote FOR this proposal.

RATIFICATION OF THE APPOINTMENT BY THE AUDIT

COMMITTEE OF INDEPENDENT AUDITORS

(Proposal No. 4 on Proxy Card)

The Audit Committee has selected and appointed the firm of Williams & Webster, P.S. as the independent auditors to examine our financial statements for the year 2007. Williams & Webster, P.S. audited our financial statements for 2006 and 2005. Our Board recommends that our shareholders vote FOR ratification of the appointment. Ratification of the appointment of auditors requires a majority of the votes cast. Any shares not voted, whether by abstention or otherwise, have no impact on the vote. We do not expect representatives of Williams & Webster, P.S. will attend the annual meeting.

The aggregate fees and expenses billed by our principal accounting firm, Williams & Webster, P.S., for fees and expenses billed during fiscal years ended December 31, 2006 and 2005, were as follows:

	2006	2005
Audit fees	128,781	79,269
Audit related fees

Total audit and related fees	128,781	79,269
Other consulting fees
Tax fees

Total fees	$128,781	$79,269

Audit related fees were for reviews of our filing on Form 10-K in 2006, and on Form 10 in 2006 and 2005, meetings with the Board and executive officers, and work required by our filing a registration statement on Form 10 in 2005 that cleared comments from the Securities and Exchange Commission in 2006.

The Audit Committee will pre-approve audit services and non-audit services to be provided by our independent auditors before the accountant is engaged to render these services. The Audit Committee may consult with management in the decision-making process, but may not delegate this authority to management. The Audit Committee may delegate its authority to pre-approve services to one or more Audit Committee members, provided that the designees present the pre-approvals to the full committee at the next committee meeting.

The affirmative vote of the holders of a majority of the common shares represented at the annual meeting in person or by proxy is required to ratify the selection of Williams & Webster, P.S. The Board of Directors recommends that you vote FOR this proposal.

ELECTION OF DIRECTORS

(Proposal No. 5 on Proxy Card)

At the annual meeting, all Sterling directors will be elected to serve until the annual meeting of shareholders in the year 2008. Certain information concerning the Board’s nominees for election as directors is set forth below. These nominees have been selected by the Board. If you do not wish your shares to be voted for particular nominees, please identify the exceptions in the manner stated on the proxy card. Directors will be elected by a plurality of the votes cast. Any shares not voted, whether by abstention or otherwise, have no impact on the vote. Although it is anticipated that each nominee will be able to serve as a director, should any nominee become unavailable to serve, the proxies will be voted for such other person or persons as may be designated by our Board.

Raymond K. De Motte	David J. Waisman
Kevin G. Shiell	Roger A. VanVoorhees
Carol Stephan	J. Kenney Berscht

Each of the six director positions is voted on separately. The persons who receive the most votes for each of the six director positions will be elected. The Board of Directors recommends a vote “FOR” the election of each of the nominees listed below.

Directors and Officers

The following table sets forth the names, ages, and positions with Sterling Mining for each of the directors and officers:

Name	Age	Office with Sterling Mining	Appointed to Office
Raymond K. De Motte	50	President, CEO and Director	1998
James N. Meek	55	CFO, Vice-President	2005
Kevin G. Shiell	49	Executive Vice-President, Director	2003
Michael L. Mooney	58	Corporate Secretary	2005
Carol Stephan	65	Director	2003
David J. Waisman	53	Director	1998
Roger A. VanVoorhees	61	Director	2006
J. Kenney Berscht	68	Director	2006

All directors hold office until the next annual meeting of stockholders and until their successors are elected and qualify. Officers serve at the discretion of our Board. The following is information on the business experience of each director and officer.

Raymond K. De Motte, President, CEO and Director. Mr. De Motte has been President and CEO of Sterling Mining Co. since 1998. He has also been a director and chief financial officer of Kimberly Gold Mines, Inc. since 1999. Mr. De Motte spends approximately 95% of his time on activities related to Sterling Mining. He holds a Bachelor of Science in International Business Administration from the American College of Switzerland and a Master of Business Administration from Golden Gate University in San Francisco, California. Mr. De Motte is a member of the Canadian Institute of Mining and Metals and the Society of Economic Geologists. Mr. De Motte has been directly responsible for guiding the growth of the company since late 1998, this growth has included acquisition of control of the Sunshine Mine, an expansion of the company’s silver prospects from 340 acres to over 35,000 acres under Sterling’s control in key silver districts De Motte in addition to his role as President, directly manages the operating divisions of the company.

James N. Meek, Vice-President and Chief Financial Officer. Mr. Meek has over 25 years of experience in accounting and asset management in the mining industry. He was appointed Chief Financial Officer of Sterling Mining on September 1, 2005, after having served as Acting Chief Financial Officer of Sterling Mining since May 26, 2005. From 2004 until joining Sterling Mining, Mr. Meek worked as an independent consultant. From 1993 to 2004, Mr. Meek served as Treasurer of Coeur d’Alene Mines Corporation. Mr. Meek has also held the positions of acting controller for Century Mining Company and Accounting Manager for ASARCO Incorporated. He holds a Bachelor of Arts in Mathematics from Rocky Mountain College, a Master of Business Administration from the University of Idaho and is a licensed CPA in the State of Idaho.

Kevin G. Shiell, Executive Vice President, Director. Mr. Shiell has been a director and Executive Vice-President of Sterling Mining since January 2003. He has also been a foreman and superintendent of Stillwater Mining Company since 1999 and President and a director of Kimberly Gold Mines, Inc. since 2003. Mr. Shiell spends approximately 5% of his time on matters relating to Sterling Mining and 95% of his time on his other professional activities. Mr. Shiell has been in the mining business for over 25 years in operation positions such as Mine Foreman, Mine Superintendent and Manager of Operations with various companies in the western United

States. He has experience with safety, human relations, mine site construction and infrastructure, as well as development, production and maintenance of operating mines. Mr. Shiell is also a member of the Northwest Mining Association.

Michael L. Mooney, Corporate Secretary/Assistant Treasurer. Mr. Mooney was appointed Corporate Secretary of Sterling Mining in May 2005. Prior to joining Sterling Mining, Mr. Mooney had spent over 25 years with Hollister-Stier Laboratories LLC of Spokane, Washington, formerly Bayer Corporation, most recently serving as Chief Financial Officer from 1999 to 2004. He has a Bachelor of Science in Accounting from Gonzaga University in Spokane, Washington.

Carol Stephan, Director. Ms. Stephan serves as a corporate secretary, treasurer, and/or director for several mining companies in the Coeur d’Alene and Spokane areas. Ms. Stephan also owns and operates several businesses in Idaho. Ms. Stephan is a director of Shoshone Silver Mining Company. She has served as a director of Sterling Mining since 2003 and manager of Silver Valley Capital since 2003.

David J. Waisman, Director. Mr. Waisman has been employed as a business development manager for SVL Analytical in Kellogg, Idaho since 1993. Prior thereto, he was employed as Senior Exploration Geologist for Hecla Mining. He holds degrees in Geology from the University of Montana and Colorado State University and is a director of the Society of Inland Northwest Environmental Scientists, and is on the Advisory Board of Kimberly Gold Mines, Inc. Mr. Waisman has served as a director of Sterling Mining since 1998.

Roger A. VanVoorhees, Director. Mr. VanVoorhees graduated with a Bachelor of Science from Western Michigan University and has business and investment interests in the hospitality, real estate, oil and gas, and metal mining industries.

J. Kenney Berscht, Director. Mr. Berscht graduated with a degree in Business Administration from the University of Western Ontario, Canada, has held executive positions with a number of energy companies and is a member of the American Institute of Mining, Metallurgical and Petroleum Engineers.

Certain Employees

In addition to the foregoing executive officers and directors, the following information is provided with respect to significant employees of Sterling Mining at the Sunshine Mine:

Michael McLean, Mine Manager. Mr. McLean has served as Sterling Mining’s Mine Manager at the Sunshine Mine since 2004. From 2001 to 2004, Mr. McLean was Manager of Engineering at Energy Products of Idaho. He served as the Mine Manager and Chief Engineer of the Sunshine Mine from 1995 to 2001 and designed and managed production systems at the mine. He holds a Bachelor of Science in Mining Engineering from the University of Nevada, Reno, and has more than 20 years of experience in mine management and engineering.

Jeffrey Moe, Chief Geologist. Since September 2005, Mr. Moe has served as Sterling Mining’s Chief Geologist at Sunshine Mine. From 1998 to 2005, Mr. Moe worked as an independent geologist/exploration consultant on various projects. From 1995 to 2000, he served as Production Geologist, Senior Exploration Geologist and managed the AutoCAD mining system at the Sunshine Mine. He holds a Bachelor of Arts and Master of Science from the University of Montana and is currently a doctoral candidate at Dartmouth College.

Security Ownership Of Certain Beneficial Owners And Management

The following table sets forth, as of February 15, 2007, the number and percentage of the outstanding shares of common stock and warrants and options that, according to the information supplied to Sterling Mining, were beneficially owned by (i) each person who is currently a director, (ii) each executive officer, (iii) all current directors and executive officers as a group and (iv) each person who, to the knowledge of Sterling, is the beneficial owner of more than five percent of the outstanding common stock. Except as otherwise indicated, the persons named in the table have sole voting and dispositive power with respect to all shares beneficially owned, subject to community property laws where applicable.

Name and Address of Beneficial Owner		Number of Common Shares	Percent of Class
Raymond K. De Motte	2201 N. Government Way; Coeur d’Alene, ID 83814	153,686	*
James N. Meek	2201 N. Government Way; Coeur d’Alene, ID 83814	20,000	*
Kevin G. Shiell	2201 N. Government Way; Coeur d’Alene, ID 83814	167	*
Michael L. Mooney	2201 N. Government Way; Coeur d’Alene, ID 83814	21,060	*
Carol Stephen	2201 N. Government Way; Coeur d’Alene, ID 83814	68,375	*
David J. Waisman	2201 N. Government Way; Coeur d’Alene, ID 83814	11,000	*
Roger A. Van Voorhees(1)	2201 N. Government Way; Coeur d’Alene, ID 83814	2,236,509	6.7
J. Kenney Berscht	2201 N. Government Way; Coeur d’Alene, ID 83814	0	*
All executive officers and directors as a group (8 persons)		2,510,797	7.5

W.D. Goodfellow(2)	Box 36; Auckland, New Zealand	4,987,500	14.9
RBC Dominion Securities, Inc.(3)	Royal Bank Plaza, South Tower; Toronto, ON Canada	2,300,000	6.9
Goldman Sachs Canada, Inc.(4)	150 King Street, Suite 1201; Toronto, ON Canada	2,200,000	6.6

*	Less than 1%
(1)	Roger A. Van Voorhees total includes Warrants to purchase 33,796 shares at $3.75, expiring 06/30/2007, and Warrants to purchase 135,185 shares at $4.25, expiring
(2)	W.D. Goodfellow. Of this amount, 2,187,500 shares are issuable upon exercise of Warrants issued from 04/15/2007 to 09/27/2008, with exercise prices ranging from $2.25 to $8.42 per share.
(3)	RBC Dominion Securities includes Warrants to purchase 1,150,000 shares at $4.25, expiring 01/18/2009.
(4)	Goldman Sachs Canada includes Warrants to purchase 1,100,000 shares at $4.25, expiring 01/18/2009.

Section 16(a) Filing Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires officers and directors of Sterling Mining and persons who own more than ten percent of a registered class of its equity securities to file reports of ownership and changes in their ownership on Forms 3, 4, and 5 with the Securities and Exchange Commission, and forward copies of such filings to Sterling Mining. Based on the copies of filings received by Sterling Mining during the most recent fiscal year, the directors, officers, and beneficial owners of more than ten percent of our equity securities have filed on a timely basis all required Forms 3, 4, and 5 and any amendments thereto, except for Roger A. Van Voorhees, a director, who failed to file three Form 4 reports reporting purchases of Company securities in June and September 2006, all of which were subsequently reported on a Form 5 report filed late on February 16, 2007.

Director Independence and Committees

Sterling Mining filed its registration statement on Form 10 to register its common stock under the Securities Exchange Act of 1934 in December 2005, and became subject to the reporting requirements of said act in February 2006. Since that time the Board of Directors has taken steps to advance the independence of the Board and to institutionalize independent Board committees that can act in fulfilling important functions with respect to compensation, financial reporting, and related corporate governance matters. With respect to the current directors, the Board has determined that Carol Stephan, David J. Waisman, Roger A. Van Voorhees, and J. Kenney Berscht, who constitute a majority of the board, are “independent directors” under the criteria set forth in Rule 4200(15) of the NASDAQ Marketplace Rules.

In evaluating independence, the Board broadly considered all relevant facts and circumstances, not merely from the standpoint of a director but also from that of persons or organizations with which a director has a relationship. In that regard, the Board specifically evaluated certain loans made to Sterling Mining in 2006. On October 12, 2006, Sterling Mining borrowed $35,000 from the spouse of Carol Stephan, and borrowed $75,000 from a company of which Ms. Stephan is an officer and director. The loans were unsecured, bore interest at the rate of 10% per annum, and were repaid in December 2006. The loans were made to provide Sterling Mining a capital bridge to other financing opportunities in late 2006 and early 2007. Although not required to be disclosed under Item 404 of Regulation S-K, the Board considered the transactions in evaluating the independence of Ms. Stephan and determined that the transactions did not give rise to a relationship or circumstance that could reasonably be expected to interfere with her exercise of independent judgment in carrying out her responsibilities as a director or member of any of the Board committees on which she serves.

Board Nominations. The Board does not have a separately designated nominating committee or formal charter regarding the nomination process, so the function of evaluating and nominating persons for election as directors is performed by the entire Board. Sterling Mining is in the development stage with nominal revenues from operations, and is focused primarily on raising capital and taking the steps necessary to rehabilitate and bring back into production the Sunshine Mine in Idaho. Quotations for Sterling Mining common stock are published on the OTC Bulletin Board The Board believes that, in these circumstances, the pool of potential candidates willing to serve as a director possessing experience and abilities beneficial to Sterling Mining is small. The Board’s view in 2006 was that it was more important to focus on making Sterling Mining’s mineral properties operational than to incur the cost and administrative burden of creating a formal nominating committee that would provide little, if any, benefit to Sterling Mining. The Board will continue to evaluate the need and benefit of a nominating committee as the operations and circumstances of Sterling Mining evolve.

Shareholders who wish to recommend a candidate for election to our Board should write to: Corporate Secretary, Sterling Mining Company, 609 Bank Street, Wallace, Idaho 83873, stating in detail the qualifications of a candidate for consideration by the Board. In considering Board candidates, the Board seeks individuals of proven judgment and competence who are outstanding in their respective fields. The Board considers such factors as experience, education, employment history, special talents or personal attributes, anticipated participation in Board activities, and geographic and diversity factors. The process for identifying and evaluating nominees would include detailed consideration of the recommendations and opinions of members of our Board, our executive officers, and our shareholders. There would be no difference in the process of evaluation of candidates recommended by a shareholder and those recommended by other sources.

Compensation Committee. In September 2006, the Board formed the Compensation Committee, the current members of which are Carol Stephan (Chairperson), Roger A. Van Voorhees, and J. Kenney Berscht. The Board has determined that each of the members of the Compensation Committee is “independent” under the criteria set forth in Rule 4200(15) of the Nasdaq Marketplace Rules.

Audit Committee. Also in September 2006, the Board formed the Audit Committee, the current members of which are J. Kenney Berscht (Chairperson), Carol Stephan, Roger A. Van Voorhees, and David J. Waisman. The Board has determined that each of the members of the Audit Committee is “independent” under the criteria set forth in Rule 4350(d) of the NASDAQ Marketplace Rules, and that at least J. Kenney Berscht is an “audit committee financial expert” within the meaning of Item 407(d)(5) of Regulation S-K. The Board has also determined that at least J. Kenney Berscht is an “audit committee financial expert” within the meaning of Item 407(d)(5) of Regulation S-K.

Review of Transactions with Related Persons

The bylaws of Sterling Mining provide that it cannot enter into a “director’s conflict of interest transaction,” unless the transaction is approved through the designated “directors’ action” or “shareholders’ action.”

A director’s conflict of interest transaction is any a transaction effected or proposed to be effected by Sterling Mining, or by a subsidiary, in which

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a director knows at the time of the commitment that he or she or a related person is a party to the transaction or has a beneficial financial interest in or so closely linked to the transaction and of such financial significance to the director or a related person that the interest would reasonably be expected to exert an influence on the director’s judgment if he or she were called upon to vote on the transaction; or

•

the transaction is brought, or is of such character and significance that it would in the normal course be brought, before the Board of Directors for action, and the director knows at the time of commitment that any of the following persons is either a party to the transaction or has a beneficial financial interest in or so closely linked to the transaction and of such financial significance to the person that the interest would reasonably be expected to exert an influence on the director’s judgment if he or she were called upon to vote on the transaction: an entity of which the director is a director, general partner, agent or employee; a person that controls, is controlled by, or is under common control with, an entity of which the director is a director, general partner, agent or employee; or, an individual who is a general partner, principal, or employer of the director.

A director’s conflict of interest transaction is effective if approved by “directors’ action,” which is approval by a majority (but not less than two) of the directors on a committee or, if there is no such committee, the Board of Directors who do not have a conflicting interest with respect to the transaction, or a familial, financial, professional, or employment relationship with the director the who does have a conflicting interest respecting the transaction, which relationship would, in the circumstances, reasonably be expected to exert an influence on the first director’s judgment when voting on the transaction. However, such approval is not effective unless the directors giving the required approval have been informed in advance of the nature and circumstances of the conflict of interest associated with the transaction.

In the alternative, a director’s conflict of interest transaction is effective if approved by “shareholders’ action,” which is approval by a majority of the outstanding shares entitled to vote that are not owned or controlled by directors or related persons who are subject to the conflict of interest. However, such approval is not effective unless the shareholders voting on the matter have been informed in advance of the nature and circumstances of the conflict of interest associated with the transaction.

Board and Committee Meetings

The Board met four times during the year ended December 31, 2006. All directors attended at least 75 percent of the meetings of the Board. The Compensation Committee met one time in 2006, and all director members of the committee attended at least 75 percent of the meetings. The Audit Committee met two times in 2006, and all director members of the committee attended the meetings.

Audit Committee Report

The purposes of the Audit Committee are set forth in the Committee’s written Charter. As provided in the Charter, the role of the Committee is to assist the Board of Directors in its oversight on matters relating to accounting, financial reporting, internal control, auditing, and regulatory compliance activities, and other matters the Board deems appropriate. The Committee also selects the Company’s independent registered public accounting firm in accordance with the provisions set out in the Charter. Management, however, is responsible for the preparation, presentation and integrity of the Company’s financial statements, and for the procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent registered public accounting firm is responsible for planning and carrying out proper audits and reviews.

In fulfilling its responsibilities, the Committee has reviewed and discussed the audited financial statements contained in the 2006 Annual Report of Sterling Mining with management and the independent registered public accounting firm. In addition, the Committee has discussed with the independent registered public accounting firm the matters required to be discussed pursuant to Statement of Auditing Standards No. 61, as modified or supplemented. The Committee has also received from the independent registered public accounting firm the written statement regarding independence as required by Independence Standards Board Standard No. 1, considered whether the provision of non-audit services by the independent registered public accounting firm is compatible with maintaining the independent registered public accounting firm’s independence, and discussed with the independent registered public accounting firm its independence.

In reliance on the reviews and discussions with management and the independent registered public accounting firm referred to above, and subject to the limitations on the responsibilities and role of the Committee set forth in the Charter and discussed above, the Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in Sterling Mining’s 2006 Annual Report for filing with the Securities and Exchange Commission.

Respectfully submitted on February 26, 2007, by the members of the Audit Committee of the Board of Directors:

J. Kenney Berscht, Chairperson
Carol Stephan
Roger A. Van Voorhees
David J. Waisman

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

General Philosophy

At the end of September 2006, Sterling Mining’s Board of Directors adopted a Compensation Committee Charter and established the Compensation Committee through the appointment of independent, non-employee directors. The Committee is responsible for establishing and administering Sterling Mining’s executive and director compensation programs and arrangements. As the Committee is relatively new, it is still working through the process of “learning the ropes” as an effective body for managing the compensation questions and issues that Sterling Mining has and will continue to face.

Executive Compensation

The Committee’s compensation objective is designed to attract and retain the best available talent while efficiently utilizing available resources. In circumstances where Sterling Mining has nominal revenues and is focused on bringing the Sunshine Mine back into production and applying its capital to that purpose, the challenge for the Committee is stretching limited capital resources to effectively seek out and retain executives with the education, skills, and experience necessary for restarting and running a major underground mining operation in the United States. The Committee is learning to meet that challenge by developing packages consisting of different forms of compensation that strike a balance between limiting the amounts of cash paid out for compensation and fostering commitment to Sterling Mining through the upside potential of deferred compensation paid in the form of equity ownership or participation. The Committee seeks to compensate employees with a complete package competitive with comparable employers in the mining industry while maintaining internal and external equality and aligning senior management’s compensation with the long-term interests of shareholders. The process the Committee is developing for establishing compensation consists of targeting overall compensation for each executive officer and allocating that compensation among base salary and incentive compensation. The Committee believes that a significant portion of total compensation should be earned through incentive compensation.

Allocation among Components. Under the Committee’s compensation structure, the mix of base salary, cash bonus, and equity compensation varies depending upon the employment level. In allocating compensation among these elements, the Committee believes that the compensation of its senior-most levels of management, such as the Chief Executive Officer (“CEO”), the levels of management having the greatest ability to influence Sterling Mining’s performance, should be significantly performance-based. However, the Committee recognizes that certain critical control positions, such as the Chief Financial Officer (“CFO”), should receive a greater portion of their total compensation in the form of base salary versus incentive to assure sound judgment in decisions that will not be influenced by incentive payouts. At lower levels of management and staff, the Committee designs incentive compensation, which includes both cash and equity awards, to reward the achievement of specific performance goals within areas under control of the relevant employees, although company-wide performance is also a factor.

In making compensation allocations, the Committee will rely in part upon an evaluation of aggressive exploration companies. The allocation made by the Committee is consistent with the results in their evaluation, which showed the peer group providing their executive management with targeted cash incentive opportunities.

Base Salaries. The Committee provides its executive management with a level of assured cash compensation in the form of base salary that is competitive in the market, is based upon the experience level of the individual executive, is consistent with other companies with similar performance characteristics, and promotes sound judgment in daily decision making. The Committee concluded that for 2007 the appropriate base salary for the CEO and CFO are $120,000 and $180,000, respectively. These salaries were determined based upon the evaluation and analysis performed by the Committee relative to targeted overall compensation.

Incentive Bonuses. The Committee will award incentive cash bonuses based upon performance objectives. For 2006, the performance goals achieved by Sterling Mining’s CEO and CFO were viewed as being instrumental in obtaining financing for advancing rehabilitation of the Sunshine Mine.

Equity Compensation. The primary form of equity compensation consists of stock options. Beginning in 2006, the accounting treatment for stock options changed as a result of Statement of Financial Accounting Standards No. 123(R), making the accounting treatment of stock options somewhat less attractive. Nevertheless, it should be expected the Committee will continue to use options as a compensation tool and will evaluate opportunities to use other forms of stock and equity awards in the future.

Executive Agreements. The Committee believes that employment agreements, severance and change of control agreements are appropriate for its senior management and top executives.

Retirement Plans. Sterling Mining has no defined pension plan. Sterling Mining does maintain a 401(k) “Safe Harbor” Plan in which Sterling Mining matches employee contributions up to 100% of the employee’s contribution, with a maximum equal to three percent of eligible compensation, and 50% of the next two percent of eligible compensation.

Perquisites and Other Benefits. The Committee annually reviews the perquisites that executive management receives. The current available perquisite for executive management is the lease payment for vehicles. The Committee recognizes this automobile allowance pursuant to the employment agreements of the CEO and CFO.

Board Process. The Compensation Committee of the Board of Directors approves all compensation awards to executive officers. The Compensation Committee will review the performance and compensation of the executive officers, and following discussions with those individuals and the members of the Board of Directors and, where it deems appropriate, other advisors, will establish their compensation levels. The Chair of the Committee reports to the full board the actions of the Committee. With respect to employee equity compensation awards, the Committee will recommend awards to the full Board of Directors for discussion and approval.

Director Compensation

Director compensation is evaluated and recommended by the Committee and approved by the full Board of Directors. Sterling Mining does pay directors who are also employees for their service as directors, so all directors are compensated similarly for their service as directors. Currently Sterling Mining does not provide for incentive cash bonuses, defined pension benefits, deferred compensation, medical or dental benefits, or perquisites for its non-employee directors.

Summary Compensation Table

The following table sets forth the compensation paid or accrued for the benefit of the principal executive officer and principal financial officer of Sterling Mining, who are the only executive officers whose total compensation exceeded $100,000 for the year ended December 31, 2006.

STERLING MINING COMPANY-EXECUTIVE COMPENSATION TABLE
Name and Principal Position	Year	Salary ($)	Bonus($)	Option Awards ($)	Total ($)
Raymond K. De Motte, CEO (1)	2006	$98,333	$103,727	$—	$202,060

James N. Meek, CFO (2)	2006	$120,000	$25,556	$—	$145,556

Raymond K. De Motte, CEO	2005	$58,000	$2,090	$140,789	$200,879

James N. Meek, CFO (2)	2005	$35,000	$25, 607	$52,550	$113,157

Raymond K. De Motte, CEO	2004	$45,500	$—	$39,120	$84,620

James N. Meek, CFO (2)	2004	$—	$—	$—	$—

(1)	The figure in the “Bonus” column includes $85,000 paid in February 2007.
(2)	The figure in the “Bonus” column includes $25,000 for 2005 and $25,000 for 2006, paid in March 2007.
(3)	Mr. Meek’s employment began September 1, 2005.

Raymond K. De Motte Employment Agreement

Sterling Mining entered into an employment agreement with Raymond K. De Motte, Sterling Mining’s President and Chairman of the Board, on January 1, 2004. The agreement has a ten-year term. The annual salary under the agreement is presently $120,000, and may be adjusted at the discretion of the Board of Directors. The agreement also provides for standard health insurance and vacation benefits. The agreement provides for payment of a vehicle allowance that Mr. De Motte has waived to date, but which may be paid in the future upon Mr. De Motte’s request and approval of the Board. Mr. De Motte is entitled to receive each year stock options on 100,000 shares of Sterling Mining common stock under his employment agreement, but no stock plan has been adopted to date and no options issued to Mr. De Motte. The agreement also provides for a single lump-sum payment of $600,000, net of taxes, in the event Mr. De Motte’s employment is terminated by Sterling Mining for reasons other than cause, or if Mr. De Motte terminates his employment for good reason (as defined in the agreement). In addition, pursuant to his employment agreement Mr. De Motte is entitled to put all of his Sterling Mining stock to Sterling Mining for an aggregate amount of $200,000 or the aggregate market price of such stock, whichever is greater. In the event Mr. De Motte’s employment is terminated for cause, or if he resigns for reasons other than a good reason, then Mr. De Motte is entitled to a single lump-sum payment, net of taxes, of $100,000.

James N. Meek Employment Agreement

During 2005, Sterling Mining entered into an Employment Agreement with James N. Meek, who was elected and appointed Vice President and Chief Financial Officer for Sterling Mining in 2005. The agreement is for a term of three years, expiring on September 1, 2008, and the current annual salary is $180,000, and may be adjusted at the discretion of the Board of Directors. The agreement also provides for standard health insurance and vacation benefits. The agreement provides for payment of a vehicle allowance that Mr. Meek has waived to date, but which may be paid in the future upon Mr. Meek’s request and approval of the Board. As provided in his employment agreement, Mr. Meek earned a bonus of $25,000 in 2005 when Sterling Mining filed its registration statement on Form 10 with the Securities and Exchange Commission and earned an additional bonus of $25,000 in 2006 when quotations for the common stock of Sterling Mining were approved for publication on the OTC Bulletin Board, but payment of these bonuses was not made until 2007 when the Board determined there was sufficient capital to make the expenditures. Mr. Meek’s agreement further provides that a bonus of $20,000 will be paid when Sterling Mining files an application for listing on the American Stock Exchange and a bonus of $50,000 will be paid when Sterling Mining is approved for trading on the American Stock Exchange. Mr. Meek is entitled to receive each year stock options on 100,000 shares of Sterling Mining common stock under his employment agreement, but no stock plan has been adopted to date and no options issued to Mr. Meek. Discretionary performance bonuses may be awarded as determined by the Board.

Equity Awards and Benefits in 2006

Neither the CEO nor the CFO exercised any stock options or realized any monetary amount on stock rights or awards during 2006. Sterling Mining did not have any stock options or stock awards outstanding at the end of 2006 held by the CEO or CFO. In September 2006, the Board of Directors adopted an Employee Stock Purchase Plan and Equity Incentive Plan, in each case subject to stockholder approval. No awards have been granted under either plan. The plans are being submitted to stockholders for approval at the annual meeting as described above in this proxy statement. If the plans are approved, it is expected the Compensation Committee will consider and act on granting stock options to our CEO, CFO, other officers, and directors as described under the discussion of the proposal for “APPROVAL OF 2006 EQUITY INCENTIVE PLAN,” above.

Nonqualified Deferred Compensation

Raymond K. De Motte Employment Agreement

Under his employment agreement, Mr. De Motte is entitled to receive a single lump-sum payment of $600,000, net of taxes, in the event his employment is terminated by Sterling Mining for reasons other than cause, or if Mr. De Motte terminates his employment for good reason as defined in the agreement, which includes a change in control of Sterling Mining. In addition, pursuant to his employment agreement Mr. De Motte is entitled to put all of his Sterling Mining stock to Sterling Mining for an aggregate amount of $200,000 or the aggregate market price of such stock, whichever is greater. Based on a market price of $3.15 at December 31, 2006, the amount that would have been paid for 306,598 shares of common stock owned by Mr. De Motte would be $965,784. In the event Mr. De Motte’s employment is terminated for cause, or if he resigns for reasons other than a good reason, then Mr. De Motte is entitled to a single lump-sum payment, net of taxes, of $100,000. In the event termination is a result of disability, Mr. De Motte would receive full salary for three months, one-half salary for an additional three months, and payment of health insurance premiums for 12 months. Based on his current level of compensation, the aggregate payments on termination for disability would be $47,808.

James N. Meek Employment Agreement

Under his employment agreement, if Mr. Meek is terminated without cause or if there is a change in control of Sterling Mining, he is entitled to receive 36 months of salary, any stock options granted will vest immediately, he will receive a payment equal to 100% or the greater of any target bonus or bonus actually earned during the preceding 24-month period, and he will receive payment of health insurance premiums for a period of two years. On a change in control Mr. Meek will also receive an additional bonus equal to 40% of his salary and receive additional equity equivalent to the type an amount of equity held prior to the change in control. Mr. Meek does not have any stock options at present. Based on his current compensation arrangement, he would receive $616,476 if terminated without cause, and $686,476 plus 20,000 shares of common stock if there is a change in control. For the purpose of calculating such payments, all Federal and State taxes and Federal excise taxes shall be grossed-up such that Mr. Meek receives the amount specified after all taxes have been paid.

Director Compensation

The following table shows compensation paid or accrued for the last fiscal year to Sterling Mining’s directors.

Name and Principal Position	Year	Salary ($)	Total ($)
Raymond K. De Motte(1)	2006	$16,504	$16,504

Carol Stephan (1)	2006	$16,504	$16,504

Kevin G. Shiell (1)	2006	$16,504	$16,504

David J. Waisman (1)	2006	$16,504	$16,504

Roger A. VanVoorhees	2006	$10,672	$10,672

J. Kenney Berscht	2006	$4,002	$4,002

(1)	These directors’ 2005 compensation of $16,504 was also paid in 2006.

In September 2006, the Board of Directors adopted a compensation plan for directors. Under the plan, each director receives as an annual fee $16,000 paid monthly in cash. In addition, Directors are compensated at a rate of $75 per hour for additional director work outside of the preparation for and attendance of Board meetings. As additional consideration for services in years prior to 2006, the Board approved a one time payment of $16,000 for each Director who served throughout 2005.

Compensation Committee Interlocks and Insider Participation

The current members of the Compensation Committee formed in September 2006 are Carol Stephan, Roger A. Van Voorhees, and J. Kenney Berscht, and no other directors served on the Compensation Committee during 2006. No interlocking relationship exists between our Compensation Committee and the board of directors or compensation committee of any other company.

Prior to September 2006, executive compensation decisions were made by the entire Board. Raymond K. De Motte, a director and our President and Chief Executive Officer, and Kevin G. Shiell, a director and our Executive Vice President, participated in deliberations on executive compensation prior to the formation of the Compensation Committee. Mr. De Motte is a director and Chief Financial Officer and Mr. Shiell is a director and President of Kimberly Gold Mines, Inc.

Report of Compensation Committee on Executive Compensation

Carol Stephan was the chairperson of the Committee and Roger A. Van Voorhees, and J. Kenney Berscht served on the Compensation Committee. The Compensation Committee was comprised solely of non-employee directors who were each: (i) independent as defined, (ii) a non-employee director for purposes of Rule 16b-3 of the Securities Exchange Act of 1934, and (iii) an outside director for purposes of Section 162(m) of the Internal Revenue Code.

The Compensation Committee has reviewed and discussed the “Compensation Discussion and Analysis” required by Item 402(b) of Regulation S-K with management. Based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the “Compensation Discussion and Analysis” be included in this proxy statement.

Respectfully submitted,

Carol Stephan, Chairperson
Roger A. Van Voorhees
J. Kenney Berscht

ANNUAL REPORT ON FORM 10-K

Shareholders may obtain a copy of our Annual Report on Form 10-K for the year ended December 31, 2006, free of charge, by sending a written request to: Corporate Secretary, Sterling Mining Company, 609 Bank Street, Wallace, Idaho 83873. By written request, Shareholders may obtain a copy of the exhibits to the 2006 Annual Report on Form 10-K upon payment of a reasonable fee.

OTHER MATTERS

As of the date of this Proxy Statement, the Board knows of no other matters that may come before the Annual Meeting. However, if any matters other than those referred to herein should be presented properly for consideration and action at the Annual Meeting, or any adjournment or postponement thereof, the proxies will be voted with respect thereto in accordance with the best judgment and in the discretion of the proxy holders.

The cost of soliciting proxies in the accompanying form is paid by us. In addition to solicitations by mail, a number of regular employees of Sterling may solicit proxies in person or by telephone.

The above notice and proxy statement are sent by order of the Board of Directors.

/s/ Raymond K. De Motte
President and Chief Executive Officer

March 30, 2007

APPENDIX A

STERLING MINING COMPANY

2006 EMPLOYEE STOCK PURCHASE PLAN

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(continued)

14. Adjustments Upon Changes in Securities; Corporate Transactions.	9

15. Amendment of the Plan.	10

16. Termination or Suspension of the Plan.	10

17. Effective Date of Plan.	11

18. Miscellaneous Provisions.	11

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STERLING MINING COMPANY

2006 EMPLOYEE STOCK PURCHASE PLAN

Adopted by the Board of Directors September 28, 2006

Approved by Stockholders                     , 2007

1.	Purpose.

The purposes of the Sterling Mining Company 2006 Employee Stock Purchase Plan (“Plan”) are to:

(a) Assist Employees of Sterling Mining Company, an Idaho corporation (the “Company”) in acquiring a stock ownership interest in the Company pursuant to a plan that is intended to qualify as an “Employee Stock Purchase Plan” under Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”).

(b) To retain the service of Employees, to secure and retain the services of new Employees and to provide incentives to such persons to exert maximum efforts for the success of the Company.

2.	Definitions.

(a) “Board” means the Board of Directors of the Company.

(b) “Code” means the Internal Revenue Code of 1986, as amended.

(c) “Committee” means the Compensation Committee of the Board or any successor committee appointed pursuant to Section 3(a), which at all times shall consist of two (2) or more members of the Board, each of whom must qualify as an Independent Director.

(d) “Common Stock” means the common stock of the Company.

(e) “Company” means Sterling Mining Company, an Idaho Corporation and any successors thereto.

(f) “Corporate Transaction” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the events:

(i) a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company;

(ii) a sale or other disposition of at least ninety percent (90%) of the outstanding securities of the Company;

(iii) a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

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(iv) a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

(g) “Director” means a member of the Board.

(h) “Eligible Employee” means an Employee who meets the requirements set forth in the Offering for eligibility to participate in the Offering, provided that such Employee also meets the requirements for eligibility to participate set forth in the Plan.

(i) “Employee” means any person, including Officers and Directors, who is employed for purposes of Section 423(b)(4) of the Code by the Company. Neither service as a Director nor payment of a director’s fee shall be sufficient to make an individual an Employee of the Company.

(j) “Employee Stock Purchase Plan” means a plan that grants Purchase Rights intended to be options issued under an “employee stock purchase plan,” as that term is defined in Section 423(b) of the Code.

(k) “Exchange Act” means the Securities Exchange. Act of 1934, as amended.

(l) “Fair Market Value” means the value of a security, as determined in good faith by the Committee, or if the security is listed on any established stock exchange or traded on the Nasdaq National Market (or any other national stock exchange (an “exchange”) on which the security is at the time listed or admitted to trading), Fair Market Value means the closing price of the security on the Offering Date or on the Purchase Date, as applicable. If no sale of the security were made on the Nasdaq National Market (or an exchange) on the applicable date, Fair Market Value shall mean the closing price of the security as reported for the next preceding day on which sales of the security were made on the Nasdaq National Market (or an exchange).

(m) “Independent Director” means a Director who:

(i) Meets the independence definitional requirements established by any listing or maintenance rule or notice (including any successor rule or notice) issued by the governing body of each stock exchange or trading medium on which a class of the Company’s equity securities is listed;

(ii) Qualifies as an “Outside Director” under Section 162(m) of the Code and the Treasury Regulations promulgated thereunder;

(iii) Qualifies as a “Non-Employee Director” under Rule 16b-3 promulgated under the Exchange Act; and

(iv) Satisfies independence criteria under any other applicable laws or regulations relating to the issuance of Shares to Employees.

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(n) “Offering” means the grant of Purchase Rights to purchase shares of Common Stock under the Plan to Eligible Employees.

(o) “Offering Date” means a date selected by the Board for an Offering to commence.

(p) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(q) “Participant” means an Eligible Employee who holds an outstanding Purchase Right granted pursuant to the Plan.

(r) “Plan” means this Sterling Mining Company 2006 Employee Stock Purchase Plan.

(s) “Purchase Date” means one or more dates during an Offering established by the Board on which Purchase Rights granted under the Plan shall be exercised and as of which purchases of shares of Common Stock shall be carried out in accordance with such Offering.

(t) “Purchase Period” means a period of time specified within an Offering beginning on the Offering Date or on the next day following a Purchase Date within an Offering and ending on a Purchase Date, at the end of which there shall be purchased shares of Common Stock on behalf of Participants. An Offering may consist of one or more Purchase Periods.

(u) “Purchase Right” means an option to purchase shares of Common Stock granted pursuant to the Plan.

(v) “Securities Act” means the Securities Act of 1933, as amended.

(w) “Share” shall mean one share of Common Stock of the Company, as adjusted in accordance with Section 14(a) of the Plan.

(x) “Trading Day” means any day the exchange(s) or market(s) on which shares of Common Stock are listed, whether it be any established stock exchange, the Nasdaq National Market, or any national sock exchange on which the Common Stock is at the time listed or open for trading.

3.	Administration.

(a) The Committee shall administer the Plan unless and until the Board appoints another committee (or committees) to administrator the Plan; provided, however, that any said other committee or committees must consist of two (2) or more members of the Board who are considered Independent Directors. Committee Members shall serve for such terms as the Board may determine subject to removal by the Board at any time. Subject to a duly authorized resolution of the Board, the Committee shall have the final power to determine all questions on policy and expediency that may arise in the administration of the Plan.

(b) The Committee shall have the power, subject to, and within the limitations of the express provisions of the Plan:

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(i) To determine when and how Purchase Rights to purchase shares of Common Stock shall be granted and the provisions of each Offering of such Purchase Rights (which need not be identical).

(ii) To construe and interpret the Plan and Purchase Rights granted under the Plan, and to establish, amend and revoke rules and regulations for the administration of the Plan. The Committee, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

(iii) Generally, to exercise such powers and to perform such acts as it deems necessary or expedient to promote the best interests of the Company and to carry out the intent that the Plan be treated as an Employee Stock Purchase Plan.

4.	Shares of Common Stock Subject to the Plan.

Subject to adjustment from time to time as provided in Section 14(a), the maximum number of Shares that shall be available for issuance under Plan shall be 200,000 shares.

Shares issued under the Plan shall be drawn from authorized and un-issued shares or shares now held or subsequently acquired by the Company.

If any Purchase Right granted under this Plan shall for any reason terminate without having been exercised, the Shares not purchased under such Purchase Rights shall again become available for issuance under the Plan.

5.	Grant of Purchase Rights; Offering.

(a) The Committee may from time to time grant or provide for the grant of Purchase Rights to purchase shares of Common Stock under the Plan to Eligible Employees in an Offering (consisting of one or more Purchase Periods) on an Offering Date or Offering Dates selected by the Committee. Each Offering shall be in such form and shall contain such terms and conditions as the Committee shall deem appropriate, which shall comply with the requirement of Section 423(b)(5) of the Code that all Employees granted Purchase Rights to purchase shares of Common Stock under the Plan shall have the same rights and privileges. The terms and conditions of an Offering shall be incorporated by reference into the Plan and treated as part of the Plan. The provisions of separate Offerings need not be identical, but each Offering shall include (through incorporation of the provisions of this Plan by reference in the document comprising the. Offering or otherwise) the period during which the Offering shall be effective, which period shall not exceed twenty-seven (27) months beginning with the Offering Date, and the substance of the provisions contained in Sections 6 through 9, inclusive.

(b) If a Participant has more than one Purchase Right outstanding under the Plan, unless he or she otherwise indicates in agreements or notices delivered hereunder: (i) each agreement or notice delivered by that Participant shall be deemed to apply to all of his or her Purchase Rights under the Plan, and (ii) a Purchase Right with a lower exercise price (or an earlier-granted Purchase Right, if different Purchase Rights have identical exercise prices) shall be exercised to the fullest possible extent before a Purchase Right with a higher exercise price (or a later-granted Purchase Right, if different Purchase Rights have identical exercise prices) shall be exercised.

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6.	Eligibility.

(a) Purchase Rights may be granted only to Employees of the Company. Except as provided in Section 6(b), an Employee shall not be eligible to be granted Purchase Rights under the Plan unless, on the Offering Date, such Employee has been in the employ of the Company, as the case may be, for such continuous period preceding such Offering Date as the Committee may require, but in no event shall the required period of continuous employment be greater than two (2) years. In addition, the Committee may provide that no Employee shall be eligible to be granted Purchase Rights under the Plan unless, on the Offering Date, such Employee’s customary employment with the Company is more than twenty (20) hours per week and more than five (5) months per calendar year.

(b) The Committee may provide that each person who, during the course of an Offering, first becomes an Eligible Employee shall, on a date or dates specified in the Offering which coincides with the day on which such person becomes an Eligible Employee or which occurs thereafter, receive a Purchase Right under that Offering, which Purchase Right shall thereafter be deemed to be a part of that Offering. Such Purchase Right shall have the same characteristics as any Purchase Rights originally granted under that Offering, as described herein, except that:

(i) the date on which such Purchase Right is granted shall be the “Offering Date” of such Purchase Right for all purposes, including determination of the exercise price of such Purchase Right;

(ii) the period of the Offering with respect to such Purchase Right shall begin on its Offering Date and end coincident with the end of such Offering; and

(iii) the Committee may provide that if such person first becomes an Eligible Employee within a specified period of time before the end of the Offering, he or she shall not receive any Purchase Right under that Offering.

(c) No Employee shall be eligible for the grant of any Purchase Rights under the Plan if, immediately after any such Purchase Rights are granted, such Employee owns stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company. For purposes of this Section 6(c), the rules of Section 424(d) of the Code shall apply in determining the stock ownership of any Employee, and stock which such Employee may purchase under all outstanding Purchase Rights and options shall be treated as stock owned by such Employee.

(d) As specified by Section 423(b)(8) of the Code, an Eligible Employee may be granted Purchase Rights under the Plan only if such Purchase Rights, together with any other rights granted under all Employee Stock Purchase Plans of the Company, does not permit such Eligible Employee’s rights to purchase stock of the Company, to accrue at a rate which exceeds twenty five thousand dollars ($25,000) of Fair Market Value of such stock (determined at the time such rights are granted and which, with respect to the Plan, shall be determined as of their respective Offering Dates) for each calendar year in which such rights are outstanding at any time.

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(e) Officers of the Company, if they are otherwise Eligible Employees, shall be eligible to participate in Offerings under the Plan. Notwithstanding the foregoing, the Committee may provide in an Offering that Employees who are highly compensated Employees within the meaning of Section 423(b)(4)(D) of the Code shall not be eligible to participate.

7.	Purchase Rights; Purchase Price.

(a) On each Offering Date, each Eligible Employee, pursuant to an Offering made under the Plan, shall be granted a Purchase Right to purchase up to that number of shares of Common Stock purchasable either with a percentage or with a maximum dollar amount, as designated by the Committee, but in either case not exceeding fifteen percent (15%), of such Employee’s Earnings (as defined by the Committee in each Offering) during the period that begins on the Offering Date (or such later date as the Committee determines for a particular Offering) and ends on the date stated in the Offering, which date shall be no later than the end of the Offering.

(b) The Committee shall establish one (1) or more Purchase Dates during an Offering as of which Purchase Rights granted under the Plan and pursuant to that Offering shall be exercised and purchases of shares of Common Stock shall be carried out in accordance with such Offering.

(c) In connection with each Offering made under the Plan, the Committee shall specify a maximum number of shares of Common Stock that may be purchased by any Participant on any Purchase Date during such Offering. In connection with each Offering made under the Plan, the Committee may specify a maximum aggregate number of shares of Common Stock that may be purchased by all Participants pursuant to such Offering. In addition, in connection with each Offering that contains more than one Purchase Date, the Committee may specify a maximum aggregate number of shares of Common Stock that may be purchased by all Participants on any given Purchase Date under the Offering. If the aggregate purchase of shares of Common Stock issuable upon exercise of Purchase Rights granted under the Offering would exceed any such maximum aggregate number, then, in the absence of any Committee action otherwise, a pro rata allocation of the shares of Common Stock available shall be made in as nearly a uniform manner as shall be practicable and equitable.

(d) The purchase price of shares of Common Stock acquired pursuant to Purchase Rights granted under the Plan shall be not less than the lesser of:

(i) an amount equal to eighty-five percent (85%) of the Fair Market Value of the shares of Common Stock on the Offering Date; or

(ii) an amount equal to eighty-five percent (85%) of the Fair Market Value of the shares of Common Stock on the applicable Purchase Date.

8.	Participation; Withdrawal; Termination.

(a) An Eligible Employee may become a Participant in the Plan pursuant to an Offering by delivering a participation agreement to the Company within the time specified in the Offering, in such form as the Company may provide. Each such agreement shall authorize payroll deductions of up to the maximum percentage specified by the Committee of such Participant’s Earnings (as defined in each Offering) during the Offering. The payroll deductions made for

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each Participant shall be credited to a bookkeeping account for such Participant under the Plan and shall be deposited with the general funds of the Company. To the extent provided in the Offering, a Participant may reduce (including to zero) or increase such payroll deductions . To the extent provided in the Offering, a Participant may begin such payroll deductions after the beginning of the Offering. A Participant may make additional payments into his or her account only if specifically provided for in the Offering and only if the Participant has not already had the maximum permitted amount withheld during the Offering.

(b) At any time during an Offering, a Participant may terminate his or her payroll deductions under the Plan and withdraw from the Offering by delivering to the Company a notice of withdrawal in such form as the Company may provide. Such withdrawal may be elected at any time prior to the end of the Offering, except as provided in the Offering. Upon such withdrawal from the Offering by a Participant, the Company shall distribute to such Participant all of his or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire shares of Common Stock for the Participant) under the Offering, without interest (unless otherwise specified in the Offering), and such Participant’s interest in that Offering shall be automatically terminated. A Participant’s withdrawal from an Offering shall have no effect upon such Participant’s eligibility to participate in any other. Offerings under the Plan, but such Participant shall be required to deliver a new participation agreement in order to participate in subsequent Offerings under the Plan.

(c) Purchase Rights granted pursuant to any Offering under the Plan shall terminate immediately upon a Participant ceasing to be an Employee for any reason or for no reason (subject to any post-employment participation period required by law) or other lack of eligibility. The Company shall distribute to such terminated or otherwise ineligible Employee all of his or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire shares of Common Stock for the terminated or otherwise ineligible Employee) under the Offering, without interest (unless otherwise specified in the Offering).

(d) Purchase Rights granted under the Plan shall not be transferable by a Participant otherwise than by will or the laws of descent and distribution, or by a beneficiary designation as provided in Section 13 and, during a Participant’s lifetime, shall be exercisable only by such Participant.

9.	Exercise.

(a) On each Purchase Date during an Offering, each Participant’s accumulated payroll deductions and other additional payments specifically provided for in the Offering (without any increase for interest) shall be applied to the purchase of shares of Common Stock up to the maximum number of shares of Common Stock permitted pursuant to the terms of the Plan and the applicable Offering, at the purchase price specified in the Offering. No fractional shares shall be issued upon the exercise of Purchase Rights granted under the Plan unless specifically provided for in the Offering.

(b) If any amount of accumulated payroll deductions remains in a Participant’s account after the purchase of shares of Common Stock and such remaining amount is less than the amount required to purchase one share of Common Stock on the final Purchase Date of an

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Offering, then such remaining amount shall be held in each such Participant’s account for the purchase of shares of Common Stock under the next Offering under the Plan, unless such Participant withdraws from such next Offering, as provided in Section 8(b), or is not eligible to participate in such Offering, as provided in Section 6, in which case such amount shall be distributed to the Participant after said final Purchase Date, without interest (unless otherwise specified in the Offering). If any amount of accumulated payroll deductions remains in a Participant’s account after the purchase of shares of Common Stock and such remaining amount is equal to the amount required to purchase one (1) or more whole shares of Common Stock on the final Purchase Date of the Offering, then such remaining amount shall be distributed in full to the Participant at the end of the Offering without interest (unless otherwise specified in the Offering).

(c) No Purchase Rights granted under the Plan may be exercised to any extent unless the shares of Common Stock to be issued upon such exercise under the Plan are covered by an effective registration statement pursuant to the Securities Act and the Plan is in material compliance with all applicable federal, state, foreign and other securities and other laws applicable to the Plan. If on a Purchase Date during any Offering hereunder the shares of Common Stock are not so registered or the Plan is not in such compliance, no Purchase Rights granted under the Plan or any Offering shall be exercised on such Purchase Date, and the Purchase Date shall be delayed until the shares of Common Stock are subject to such an effective registration statement and the Plan is in such compliance, except that the Purchase Date shall not be delayed more than twelve (12) months and the Purchase Date shall in no event be more than twenty-seven (27) months from the Offering Date. If, on the Purchase Date under any Offering hereunder, as delayed to the maximum extent permissible, the shares of Common Stock are not registered and the Plan is not in such compliance, no Purchase Rights granted under the Plan or any Offering shall be exercised and all payroll deductions accumulated during the Offering (reduced to the extent, if any, such deductions have been used to acquire shares of Common Stock) shall be distributed to the Participants, without interest (unless otherwise specified in the Offering).

10.	Covenants of the Company.

(a) During the terms of the Purchase Rights granted under the Plan, the Company shall ensure that the amount of shares of Common Stock required to satisfy such Purchase Rights are available.

(b) The Company shall seek to obtain from each federal, state, foreign or other regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of Common Stock upon exercise of the Purchase Rights granted under the Plan. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of shares of Common Stock under the Plan, the Company shall be relieved from any liability for failure to, issue and sell shares of Common Stock upon exercise of such Purchase Rights unless and until such authority is obtained.

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11.	Use of Proceeds from Shares of Common Stock.

Proceeds from the sale of shares of Common Stock pursuant to Purchase Rights granted under the Plan shall constitute general funds of the Company.

12.	Rights as a Stockholder.

A Participant shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, shares of Common Stock subject to Purchase Rights granted under the Plan unless and until the Participant’s shares of Common Stock acquired upon exercise of Purchase Rights granted under the Plan are recorded in the books of the Company (or its transfer agent).

13.	Designation of Beneficiary.

(a) A Participant may file a written designation of a beneficiary who is to receive any shares of Common Stock and/or cash, if any, from the Participant’s account under the Plan in the event of such Participant’s death subsequent to the end of an Offering but prior to delivery to the Participant of such shares of Common Stock or cash. In addition, a Participant may file a written designation of a beneficiary who is to receive any cash from the Participant’s account under the Plan in the event of such Participant’s death during an Offering.

(b) The Participant may change such designation of beneficiary at any time by written notice. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant’s death, the Company shall deliver such shares of Common Stock and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its sole discretion, may deliver such shares of Common Stock and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

14.	Adjustments Upon Changes in Securities; Corporate Transactions.

(a) If any change is made in the shares of Common Stock, subject to the Plan, or subject to any Purchase Right, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan shall be appropriately adjusted in the type(s), class(es) and maximum number of shares of Common Stock subject to the Plan pursuant to Section 4(a), and the outstanding Purchase Rights granted under the Plan shall be appropriately adjusted in the type(s), class(es), number of shares and purchase limits of such outstanding Purchase Rights. The Committee shall make such adjustments, and its determination shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a “transaction not involving the receipt of consideration by the Company.”)

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(b) In the event of a Corporate Transaction, then: (i) any surviving or acquiring corporation may continue or assume Purchase Rights outstanding under the Plan or may substitute similar rights (including a right to acquire the same consideration paid to stockholders in the Corporate Transaction) for those outstanding under the Plan, or (ii) if any surviving or acquiring corporation does not assume such Purchase Rights or does not substitute similar rights for Purchase Rights outstanding under the Plan, then the Participants’ accumulated payroll deductions (exclusive of any accumulated interest that cannot be applied toward the purchase of shares of Common Stock under the terms of the Offering) shall be used to purchase shares of Common Stock immediately prior to the Corporate Transaction under the ongoing Offering, and the Participants’ Purchase Rights under the ongoing Offering shall terminate immediately after such purchase.

15.	Amendment of the Plan.

(a) The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 14 relating to adjustments upon changes in securities and except as to amendments solely to benefit the administration of the Plan, to take account of a change in legislation or to obtain or maintain favorable tax, exchange control or regulatory treatment for Participants or the Company, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary for the Plan to satisfy the requirements of Section 423 of the Code, or other applicable laws or regulations.

(b) It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Employee Stock Purchase Plans and/or to bring the Plan and/or Purchase Rights granted under the Plan into compliance therewith.

(c) The rights and obligations under any Purchase Rights granted before amendment of the Plan shall not be impaired by any amendment of the Plan except (i) with the consent of the person to whom such Purchase Rights were granted, (ii) as necessary to comply with any laws or governmental regulations, or (iii) as necessary to ensure that the Plan and/or Purchase Rights granted under the Plan comply with the requirements of Section 423 of the Code.

16.	Termination or Suspension of the Plan.

(a) The Board in its discretion may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate at the time that all of the shares of Common Stock reserved for issuance under the Plan, as increased and/or adjusted from time to time, have been issued under the terms of the Plan. No Purchase Rights may be granted under the Plan while the Plan is suspended or after it is terminated.

(b) Any benefits, privileges, entitlements and obligations under any Purchase Rights granted under the Plan while the Plan is in effect shall not be impaired by suspension or termination of the Plan except (i) as expressly provided in the Plan or with the consent of the person to whom such Purchase Rights were granted, (ii) as necessary to comply with any laws , regulations, or listing requirements, or (iii) as necessary to ensure that the Plan and/or Purchase Rights granted under the Plan comply with the requirements of Section 423 of the Code.

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17.	Effective Date of Plan.

The Plan shall become effective as determined by the Board, but no Purchase Rights granted under the Plan shall be exercised unless and until the Plan has been approved by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted by the Board. The Plan shall continue in effect until the tenth anniversary of the date the Board determines the Plan is effective or is otherwise extended by an amendment approved by the shareholders of the Company pursuant to Section 15.

18.	Miscellaneous Provisions.

(a) The Plan and Offering do not constitute an employment contract. Nothing in the Plan or in the Offering shall in any way alter the at will nature of a Participant’s employment or be deemed to create in any way whatsoever any obligation on the part of any Participant to continue in the employ of the Company, or on the part of the Company to continue the employment of a Participant.

(b) The provisions of the Plan shall be governed by the laws of the State of Idaho without resort to that state’s conflicts of laws rules.

STERLING MINING COMPANY

By:	/s/ Raymond K. De Motte
Chairman of the Board of Directors

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APPENDIX B

STERLING MINING COMPANY

2006 EQUITY INCENTIVE PLAN

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13.	Term, Amendment and Termination of the Plan.		14

	(a)	Term of Plan	14

	(b)	Amendment and Termination	14

	(c)	Effect of Amendment or Termination	14

	(d)	Code Section 409A.	14

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STERLING MINING COMPANY

2006 EQUITY INCENTIVE PLAN

1. Purposes of the Plan. The purposes of this Plan are to further the growth, development and financial success of the Company by attracting and retaining the most talented Employees, Consultants and Directors available, and by aligning the long-term interests of Employees, Consultants and Directors with those of the shareholders by providing an opportunity to acquire an ownership interest in the Company and by providing both performance rewards and long term incentives for future contributions to the success of the Company.

The Plan permits the grant of Incentive Stock Options, Nonqualified Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights or cash awards, at the discretion of the Committee and as reflected in the terms of the Award Agreement. Each Award will be subject to conditions specified in the Plan, such as continued employment or satisfaction of performance criteria, as well as any conditions specified in the Award Agreement.

The options granted under the Former Plan shall continue to be administered under the Former Plan until such time as those options are exercised, expire or become unexercisable for any reason.

2. Definitions. As used herein, the following definitions shall apply:

(a) “Award” shall mean any award or benefits granted under the Plan, including Options, Shares, Restricted Stock, Restricted Stock Units, SARs and cash.

(b) “Award Agreement” shall mean a written or electronic agreement between the Company and the Participant setting forth the terms of the Award.

(c) “Beneficial Ownership” shall have the meaning set forth in Rule 13d-3 promulgated under the Exchange Act.

(d) “Board” shall mean the Board of Directors of the Company.

(e) “Change in Control” shall mean any of the following: (1) Approval by the holders of the Company’s Common Stock of any merger or consolidation of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of common stock are converted into cash, securities or other property, other than a merger of the Company in which the holders of the Common Stock immediately prior to the merger have substantially the same proportionate ownership of common stock of the surviving corporation immediately after the merger; (2) Approval by the holders of the common stock of any sale, lease, exchange or other transfer in one transaction or a series of related transactions of all or substantially all of the Company’s assets other than a transfer of the Company’s assets to a majority-owned subsidiary of the Company; or (3) Approval by the holders of the Common Stock of any plan or proposal for the liquidation or dissolution of the Company.

(f) “Change in Control Value” shall equal (i) the per share price offered to shareholders of the Company in any Change in Control transaction, (ii) the price per share

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offered to shareholders of the Company in any tender offer or exchange offer whereby a Change in Control takes place, or (iii) if such Change in Control occurs other than pursuant to a tender or exchange offer, the fair market value per share of the shares into which any Award being surrendered or otherwise canceled are subject, as determined by the Committee as of the date determined by the Committee to be the date of cancellation and surrender of such Awards. In the event that the consideration offered to shareholders of the Company in any transaction consists of anything other than cash, the Committee shall determine the fair cash equivalent of the portion of the consideration offered which is other than cash.

(g) “Code” shall mean the Internal Revenue Code of 1986, as amended.

(h) “Committee” shall mean the Compensation Committee of the Board, which at all times shall consist of two (2) or more members of the Board, each of whom must qualify as an Independent Director.

(i) “Common Stock” shall mean the common stock of the Company.

(j) “Company” shall mean Sterling Mining Company, an Idaho corporation and any successor thereto.

(k) “Consultant” shall mean any person, except an Employee, engaged by the Company or any Subsidiary of the Company, to render personal services to such entity, including as an advisor, pursuant to the terms of a written agreement.

(l) “Continuous Status as a Participant” shall mean (i) for Employees, the absence of any interruption or termination of service as an Employee, (ii) for Directors, the absence of any interruption or termination of service as a Director, and (iii) for Consultants, the absence of any interruption, expiration, or termination of such person’s consulting or advisory relationship with the Company or the occurrence of any termination event as set forth in such person’s Award Agreement. Continuous Status as a Participant shall not be considered interrupted (A) for an Employee on leave under any recognized form of leave under policies of the Company or any applicable Subsidiary as may be in effect from time to time, and (B) for a Consultant, in the case of any temporary interruption in such person’s availability to provide services to the Company which has been authorized in writing by a vice president of the Company prior to its commencement.

(m) “Director” shall mean a member of the Board.

(n) “Disability” shall mean (i) in the case of a Participant whose employment with the Company or a Subsidiary is subject to the terms of an employment or consulting agreement that includes a definition of “Disability” as used in this Plan shall have the meaning set forth in such employment or consulting agreement during the period that such employment or consulting agreement remains in effect; and (ii) in all other cases, the term “Disability” as used in this Plan shall mean a “permanent and total disability” as the term is defined for purposes of Section 22(e)(3) of the Code.

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(o) “Effective Date” shall mean September 28, 2006, but no Incentive Stock Options granted under the Plan shall be exercised unless and until the Plan has been approved by the stockholders of the Company by September 27, 2007.

(p) “Employee” shall mean any person, including an officer, who is a common law employee of, receives remuneration for personal services to, is reflected on the official human resources database as an employee of, and is on the payroll of the Company or any Subsidiary of the Company. A person is on the payroll if he or she is paid from or at the direction of the payroll department of the Company, or any Subsidiary of the Company. Persons providing services to the Company, or to any Subsidiary of the Company, pursuant to an agreement with a staff leasing organization, temporary workers engaged through or employed by temporary or leasing agencies, and workers who hold themselves out to the Company, or a Subsidiary to which they are providing services as being independent contractors, or as being employed by or engaged through another company while providing the services, and persons covered by a collective bargaining agreement (unless the collective bargaining agreement applicable to the person specifically provides for participation in this Plan) are not Employees for purposes of this Plan and do not and cannot participate in this Plan, whether or not such persons are, or may be reclassified by the courts, the Internal Revenue Service, the U. S. Department of Labor, or other person or entity, as common law employees of the Company, or any Subsidiary, either solely or jointly with another person or entity.

(q) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(r) “Executive Officers” shall mean the officers of the Company as such term is defined in Rule 16a-1 under the Exchange Act.

(s) “Fair Market Value” shall mean a price that is based on the sale price of the last transaction of a the Company’s Common Stock Share on any established stock exchange (or exchanges) on the applicable date, the preceding trading day, the next succeeding trading day, or an average of trading days, as determined by the Committee in its discretion; provided, however, the period shall not extend more than thirty (30) days prior and thirty (30) days after the date of the applicable valuation date (i.e., grant, exercise, vesting or the like) and said method once determined shall be consistently used (as said term is defined in Proposed Treasury Regulation §1.409A-1(b)(5)(iv)(B)(3)). Such definition of Fair Market Value shall be specified in the Award Agreement. If the Common Stock is not traded on an established stock exchange, Fair Market Value shall be determined and consistently used (as said term is defined in Proposed Treasury Regulation §1.409A-1(b)(5)(iv)(B)(3)) according to one of the methods set forth in Proposed Treasury Regulation §1.409A-1(b)(5)(iv)(B)(2). All references to Proposed Treasury Regulations shall refer to the Proposed Treasury Regulations promulgated by the Internal Revenue Service and the Treasury Department on September 29, 2005 and shall refer to the similar provisions as adopted in any final regulations so that the definition of “Fair Market Value” complies with the provisions of said final regulations.

(t) “Former Plan” shall mean the Sterling Mining, Inc. 2003 Stock Option Plan.

(u) “Incentive Stock Option” shall mean any Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

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(v) “Independent Director” shall mean a Director who: (1) meets the independence definitional requirements established by any listing or maintenance rule or notice (including any successor rule or notice) issued by the governing body of each stock exchange or trading medium on which a class of the Company’s equity securities is listed; (2) qualifies as an “outside director” under Section 162(m) of the Code and the Treasury Regulations promulgated thereunder; (3) qualifies as a “non-employee director” under Rule 16b-3 promulgated under the Exchange Act; and (4) satisfies independence criteria under any other applicable laws or regulations relating to the issuance of Shares to Employees.

(w) “Non-Employee Director” shall mean a Director who is not an Employee.

(x) “Non Qualified Stock Option” shall mean an Option that is not an Incentive Stock Option.

(y) “Option” shall mean a stock option granted pursuant to Section 7 of the Plan.

(z) “Option Price” shall mean the per share purchase price of a Share purchased pursuant to an Option.

(aa) “Parent” shall mean a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(bb) “Participant” shall mean an Employee, Director or Consultant.

(cc) “Performance Criteria” shall have the meaning set forth in Section 8(c).

(dd) “Plan” shall mean this Sterling Mining Company 2006 Equity Incentive Plan, including any amendments thereto.

(ee) “Reprice” shall mean the adjustment or amendment of the exercise price of Options or SARs previously awarded whether through amendment, cancellation, replacement of grants or any other means.

(ff) “Restricted Stock” shall mean a grant of Shares pursuant to Section 8 of the Plan.

(gg) “Restricted Stock Units” shall mean a grant of the right to receive Shares in the future or their cash equivalent (or both) pursuant to Section 8 of the Plan.

(hh) “SAR” shall mean a stock appreciation right awarded pursuant to Section 9 of the Plan.

(ii) “SEC” shall mean the Securities and Exchange Commission.

(jj) “Share” shall mean one share of Common Stock, as adjusted in accordance with Section 4 of the Plan.

(kk) “Stand-Alone SAR” shall have the meaning set forth in Section 9(b).

(ll) “Subcommittee” shall have the meaning set forth in Section 5(d).

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(mm) “Subsidiary” shall mean (1) in the case of an Incentive Stock Option a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code, and (2) in the case of a Nonqualified Stock Option, Restricted Stock, a Restricted Stock Unit or a SAR, in addition to a subsidiary corporation as defined in (1), (A) a limited liability company, partnership or other entity in which the Company controls fifty percent (50%) or more of the voting power or equity interests, or (B) an entity with respect to which the Company possesses the power, directly or indirectly, to direct or cause the direction of the management and policies of that entity, whether through the Company’s ownership of voting securities, by contract or otherwise.

(nn) “Ten Percent Shareholder” shall mean a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock comprising more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary.

3. Shares Subject to the Plan.

(a) Reservation of Shares. The shares of Common Stock reserved under this Plan will include reserved shares of Common Stock that are not subject to a grant or as to which the option award granted has been forfeited under the Former Plan, and an additional zero (0) Shares of Common Stock. Subject to the provisions of Section 4, the maximum aggregate number of Shares which may be awarded and delivered under the Plan shall not exceed five hundred thirty five thousand (535,000 Shares (adjusted, proportionately, in the event of any stock split or stock dividend with respect to the Shares), the maximum number which may be granted as Incentive Stock Options under this Plan shall not exceed One million five hundred sixty five thousand (1,565,000) Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. The number of shares of Common Stock underlying an Award not issued as a result of any of the following actions shall again be available for issuance under the Plan: (i) a payout of a Stand-Alone SAR, or a performance-based award of Restricted Stock or Restricted Stock Units in the form of cash; (ii) a cancellation, termination, expiration, forfeiture, or lapse for any reason of any Stock Award; or (iii) payment of the Option exercise price and/or payment of any taxes arising upon exercise of the Option by withholding shares of Common Stock which otherwise would be acquired on exercise or issued upon such payout. The Shares may be authorized but unissued, or reacquired shares of Common Stock.

(b) Substitutions and Assumptions. The Board or the Committee shall have the right to substitute or assume Awards in connection with mergers, reorganizations, separations, or other transactions to which Section 424(a) of the Code applies, provided such substitutions and assumptions are permitted by Section 424 of the Code and the regulations promulgated thereunder. The number of Shares reserved pursuant to Section 3(a) may be increased by a corresponding number of Awards assumed and, in the case of substitution, by the net increase in the number of Shares subject to Awards before and after the substitution.

(c) Securities Law Compliance. Shares shall not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated

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under either such Act, and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

4. Adjustments to Shares Subject to the Plan.

(a) Capitalization Adjustments. If any change is made to the Shares by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Shares as a class without the Company’s receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the number and/or class of securities and/or the price per Share covered by outstanding Awards under the Plan and (iii) the maximum number of Shares which may be granted as Incentive Stock Options under the Plan. The Committee may also make adjustments described in (i)-(iii) of the previous sentence in the event of any distribution of assets to shareholders other than a normal cash dividend. In determining adjustments to be made under this Section 4, the Committee may take into account such factors as it deems appropriate, including the restrictions of applicable law and the potential tax consequences of an adjustment, and in light of such factors may make adjustments that are not uniform or proportionate among outstanding Awards. Adjustments, if any, and any determinations or interpretations, including any determination of whether a distribution is other than a normal cash dividend, made by the Committee shall be final, binding and conclusive. The Committee in its discretion may provide holders of Restricted Stock or Restricted Stock Units a dividend equivalent right with respect to the Shares the Participant shall be entitled to receive or purchase. For purposes of this Section 4, conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.”

(b) Change in Control. In the event of Change in Control, then, to the extent permitted by applicable law: (1) any surviving corporation may assume any Awards outstanding under the Plan or may substitute similar stock awards (including an award to acquire the same consideration paid to the shareholders in the transaction described in this Section 4(b)) for those outstanding under the Plan, or (2) in the event any surviving corporation does not agree to assume or continue such Awards, or to substitute similar stock awards for those outstanding under the Plan in accordance with the preceding clause, then the Committee, acting in its sole discretion without the consent or approval of any Participant, may effect one or more of the following alternatives with respect to the then outstanding Awards held by Participants which may vary among individual Participants and which may vary among the Awards held by any individual Participant:

(i) Accelerate the time at which such Awards may be exercised or adjust the time period during which such Awards may be exercised so that such Awards may be exercised for a period of time on or before a specified date (before or after such Change in Control) fixed by the Committee, after which specified date all Awards shall terminate or be otherwise cancelled,

(ii) Require the mandatory surrender to the Company by Participants of some or all of their Awards (irrespective of whether such Awards are then vested or exercisable under the provisions of the Plan) as of a date, before or after such Change in Control,

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specified by the Committee, in which event the Committee shall thereupon cancel such Awards and pay (or cause to be paid) to each Participant an amount of cash per share equal to the excess of the Change in Control Value of the shares subject to such Award over any consideration required to be paid by the Participant for such shares (e.g., the exercise price under an Option) or

(iii) Make such adjustments to such Awards as the Committee deems appropriate to reflect such Change in Control, provided, however, that the Committee may determine in its sole discretion that no adjustment is necessary to the Awards.

(c) No Limitations. Except as expressly provided herein, no issuance by the Company of shares of any class, or securities convertible into shares of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Award.

5. Plan Administration.

(a) Authority. The Plan shall be administered by the Committee. The Committee shall have full and exclusive power to administer the Plan on behalf of the Board, subject to such terms and conditions as the Committee may prescribe. Notwithstanding anything herein to the contrary, the Committee’s power to administer the Plan shall be subject to any limitations imposed by the Board on the Committee’s powers in any resolution duly adopted by the Board.

(b) Powers of the Committee. Subject to the other provisions of this Plan, the Committee shall have the authority, in its discretion:

(i) to grant Incentive Stock Options, Nonqualified Stock Options, Shares, Restricted Stock, Restricted Stock Units, cash awards and SARs to Participants and to determine the terms and conditions of such Awards, including the determination of the Fair Market Value of the Shares and the exercise price (subject to Section 7(b)), and to modify or amend each Award, with the consent of the Participant when required;

(ii) to determine the Participants to whom Awards, if any, will be granted hereunder, additional eligibility requirements for such awards, the timing of such Awards (including vesting and forfeiture of the Awards), and the number of Shares (if any) to be represented by each Award;

(iii) to construe and interpret the Plan, the Awards granted hereunder, and any Award Agreement;

(iv) to prescribe, amend, and rescind rules and regulations relating to the Plan, including the form of Award Agreement, and manner of acceptance of an Award, such as correcting a defect or supplying any omission, or reconciling any inconsistency so that the Plan or any Award Agreement complies with applicable law, regulations and listing requirements and to avoid unanticipated consequences deemed by the Committee to be inconsistent with the purposes of the Plan or any Award Agreement;

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(v) to establish performance, conduct and other criteria for Awards made pursuant to the Plan in accordance with a methodology established by the Committee, and to determine whether performance, conduct and other goals have been attained;

(vi) to accelerate or defer (with the consent of the Participant) the exercise or vested date of any Award;

(vii) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Award previously granted by the Committee;

(viii) to establish subplans, procedures or guidelines for the grant of Awards to Employees, Directors and Consultants;

(ix) to determine eligibility for an Award and to authorize the cancellation, forfeiture or suspension of an Award; and

(x) to make all other determinations deemed necessary or advisable for the administration of the Plan;

Provided that, no consent of a Participant is necessary under clauses (i) or (vi) if a modification, amendment, acceleration, or deferral, in the reasonable judgment of the Committee confers a benefit on the Participant or is made pursuant to an adjustment in accordance with Section 4.

(c) Effect of Committee’s Decision. All decisions, determinations, and interpretations of the Committee shall be final, conclusive and binding on all Participants, the Company, any shareholder and all other persons.

(d) Delegation and Administration. Provided that the Board has not duly adopted a resolution to the contrary, the Committee may delegate to one or more subcommittees consisting of members of the Committee or other Directors who are Independent Directors (any such committee a “Subcommittee”) the administration of the Plan, and such administrator(s) may have the authority to directly, or under their supervision, execute and distribute agreements or other documents evidencing or relating to Awards granted by the Committee under this Plan, to maintain records relating to the grant, vesting, exercise, forfeiture or expiration of Awards, to process or oversee the issuance of Shares upon the exercise, vesting and/or settlement of an Award, to interpret the terms of Awards and to take such other actions as the Committee may specify. Any action by any such Subcommittee within the scope of such delegation shall be deemed for all purposes to have been taken by the Committee.

6. General Eligibility.

(a) Awards. Awards may be granted to Participants, provided that additional eligibility requirements may be set forth in specific arrangements that limit or narrow the category of Participants, and further provided that Incentive Stock Options may only granted to Employees. A Consultant shall not be eligible for the grant of an Award (other than a cash award) if, at the time of grant, a Form S-8 Registration Statement under the Securities Act

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(“Form S-8”) is not available to register either the offer or the sale of the Company’s securities to such Consultant because of the nature of the services that the Consultant is providing to the Company, or because the Consultant is not a natural person, or as otherwise provided by the rules governing the use of Form S-8, unless the Company determines both (i) that such grant (1) shall be registered in another manner under the Securities Act (e.g., on a Form S-3 Registration Statement) or (2) does not require registration under the Securities Act in order to comply with the requirements of the Securities Act, if applicable, and (ii) that such grant complies with the securities laws of all other relevant jurisdictions. Form S-8 generally is available to consultants and advisors only if (I) they are natural persons, (II) they provide bona fide services to the issuer, its parents, its majority-owned subsidiaries or majority-owned subsidiaries of the issuer’s parent, and (III) the services are not in connection with the offer or sale of securities in a capital-raising transaction, and do not directly or indirectly promote or maintain a market for the issuer’s securities.

(b) No Employment/Service Rights. Nothing in the Plan shall confer upon any Participant the right to an Award or to continue in service as an Employee or Consultant for any period of specific duration, or interfere with or otherwise restrict in any way the rights of the Company (or any Subsidiary employing or retaining such person), or of any Participant, which rights are hereby expressly reserved by each, to terminate such person’s services at any time for any reason, with or without cause (as such term is defined in a Company subplan or an Award Agreement, as applicable).

7. Grant, Terms and Conditions of Options.

(a) Designation. Each Option shall be designated in an Award Agreement as either an Incentive Stock Option or a Nonqualified Stock Option. However, notwithstanding the foregoing, if an Option is not designated as an Incentive Stock Option, such Option will be deemed to be a Nonqualified Stock Option. To the extent that the aggregate Fair Market Value (determined at the time of grant) of the Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Employee during any calendar year exceeds $100,000, such excess Options shall be treated as Nonqualified Stock Options. For this purpose, Options shall be taken into account in the order in which they were granted.

(b) Option Price. The per Share exercise price under an Incentive Stock Option (i) granted to a Ten Percent Shareholder, shall be no less than 110% of the Fair Market Value per Share on the date of grant, or (ii) granted to any other Participant, shall be no less than 100% of the Fair Market Value per Share on the date of grant. The per Share exercise price under a Nonqualified Stock Option or SAR shall be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant. In no event shall the Board or the Committee be permitted to Reprice an Option after the date of grant.

(c) Term of Options. The term of each Incentive Stock Option shall be no more than ten (10) years from the date of grant. However, in the case of an Incentive Stock Option granted to a Ten Percent Shareholder, the term of the Option shall be no more than five (5) years from the date of grant. The term of all Nonqualified Options shall be no longer than fifteen (15) years unless otherwise provided by the Committee in its discretion.

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(d) Vesting. To the extent Options vest and become exercisable in increments, unless otherwise provided in the applicable Award Agreement or any severance agreement (i) such Options shall cease to vest upon a Participant’s Disability or termination of such Participant’s Continuous Status as a Participant (other than upon a Participant’s death), and (ii) such Options shall immediately vest in full upon a Participant’s death.

(e) Substitution of SARs for Options. The Committee may provide in the Award Agreement evidencing the grant of an Option that the Committee shall have the sole discretion to substitute without receiving Participants’ permission, SARs paid only in stock for outstanding Options; provided, the terms of the substituted stock SARs are the same as the terms of the Options, the number of shares underlying the number of stock SARs equals the number of shares underlying the Options and the difference between the Fair Market Value of the underlying Shares and the grant price of the SARs is equivalent to the difference between the Fair Market Value of the underlying Shares and the exercise price of the Options.

(f) Exercise. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Committee at the time of grant, and as shall be permissible under the terms of the Plan. No fractional Shares may be issued or delivered pursuant to the Plan or any Award.

8. Grant, Terms and Conditions of Stock Awards.

(a) Designation. Restricted Stock or Restricted Stock Units may be granted under the Plan. Restricted Stock or Restricted Stock Units may include a dividend equivalent right, as permitted by Section 4. After the Committee determines that it will offer Restricted Stock or Restricted Stock Units, it will advise the Participant in writing or electronically, by means of an Award Agreement, of the terms, conditions and restrictions, including vesting, if any, related to the offer, including the number of Shares that the Participant shall be entitled to receive or purchase, the price to be paid, if any, and, if applicable, the time within which the Participant must accept the offer. The offer shall be accepted by execution of an Award Agreement or as otherwise directed by the Committee. Restricted Stock Units may be paid as permitted by Section 12(b). The term of each award of Restricted Stock or Restricted Stock Units shall be at the discretion of the Committee.

(b) Restrictions. Subject to Section 8(c), the Committee may impose such conditions or restrictions on the Restricted Stock or Restricted Stock Units granted pursuant to the Plan as it may determine advisable, including the achievement of specific performance goals, time based restrictions on vesting, conduct criteria or others. If the Committee established performance or other goals, the Committee shall determine whether a Participant has satisfied the performance of such goals.

(c) Performance Criteria. Restricted Stock, Restricted Stock Units and cash awards granted pursuant to the Plan that are intended to qualify as “performance based compensation” under Section 162(m) of the Code shall be subject to the attainment of performance goals relating to the Performance Criteria selected by the Committee and specified at the time such Restricted Stock, Restricted Stock Units and cash awards are granted. For purposes of this Plan, “Performance Criteria” means one or more of the following (as selected by the Committee): (i)

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cash flow; (ii) earnings per share; (iii) earnings per share growth; (iv) earnings before interest, taxes, and amortization; (v) return on equity; (vi) market share; (vii) total shareholder return; (viii) share price performance; (ix) return on capital; (x) return on assets, net assets or invested assets; (xi) revenue; (xii) revenue growth; (xiii) earnings growth; (xiv) operating income; (xvi) operating profit; (xvii) growth in operating income or profit; (xviii) profit margin; (xix) return on operating revenue; (xx) return on invested capital; (xxi) market price of Shares; (xxii) brand recognition; (xxiii) customer satisfaction; (xxiv) operating efficiency; (xxv) productivity; (xxvi) project progression; or (xxvi) reduction in costs. Any of these Performance Criteria may be used to measure the performance of the Company as a whole or any business unit or division of the Company.

(d) Vesting. Unless an Award Agreement provides otherwise, non-vested Shares underlying Restricted Stock shall be forfeited and the Restricted Stock Units shall be terminated upon cessation of a Participant’s Continuous Status as a Participant. Unless an Award Agreement provides otherwise, non-vested Shares underlying Restricted Stock and Restricted Stock Units shall vest in full immediately upon death. To the extent that the Participant purchased the Shares granted under any such Restricted Stock award and any such Shares remain non-vested at the time of cessation of a Participant’s Continuous Status as a Participant, the cessation of Participant’s Continuous Status as a Participant shall cause an immediate sale of such non-vested Shares to the Company at the original price per Share paid by the Participant.

9. Grant, Terms and Conditions of SARs.

(a) Grants. The Committee shall have the full power and authority, exercisable in its sole discretion, to grant SARs to selected Participants. The term of a SAR shall be at the discretion of the Committee. In no event shall the Board or the Committee be permitted to Reprice a SAR after the date of grant without shareholder approval.

(b) Stand-Alone SARs.

(i) A Participant may be granted a Stand-Alone SAR not tied to any underlying Option under Section 7 of the Plan. The Stand-Alone SAR shall cover a specified number of Shares and shall be exercisable upon such terms and conditions as the Committee shall establish. Upon exercise of the Stand-Alone SAR, the holder shall be entitled to receive a distribution from the Company in an amount equal to the excess of (A) the aggregate Fair Market Value (on the exercise date) of the Shares underlying the exercised right over (B) the aggregate base price in effect for those Shares.

(ii) The number of Shares underlying each Stand-Alone SAR and the base price in effect for those Shares shall be determined by the Committee at the time the Stand-Alone SAR is granted. In no event, however, may the base price per Share be less than the Fair Market Value per underlying Share on the grant date.

(iii) The distribution with respect to an exercised Stand-Alone SAR may be made in Shares valued at Fair Market Value on the exercise date, in cash, or partly in Shares and partly in cash, as the Committee shall deem appropriate.

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10. Cash Awards. Cash awards that are intended to qualify as “performance based compensation” under Section 162(m) of the Code may be made under the Plan and will be paid in cash upon the achievement, in whole or part, of performance goals relating to one or more of the Performance Criteria selected by the Committee and specified at the time such cash awards are granted. These criteria shall be selected and calculated under a methodology established in writing by the Committee prior to the issuance of a cash Award. Such writing may be a plan or other arrangement established by the Committee hereunder, which shall set forth the terms and conditions of the performance-based cash Awards, and may combine cash Awards with other forms of grants described in this Plan. Such plan or arrangement shall not expand the class of individuals entitled to participate under the Plan, add to any of the Performance Criteria, or increase the maximum amount payable to any single Participant with respect to any fiscal year of the Company, as set forth below. For incentive programs (other than SARs) where the final amount of the Award is first calculated in cash and then paid in whole or in part in Shares, the entire amount of the Award shall be treated as a cash incentive award.

11. Procedure for Exercise; Rights as a Shareholder.

(a) Procedure. An Award shall be exercised when written, electronic or verbal notice of exercise has been given to the Company, or the brokerage firm or firms approved by the Company to facilitate exercises, purchases and sales under this Plan, in accordance with the terms of the Award by the person entitled to exercise the Award and full payment for the Shares with respect to which the Award is exercised has been received by the Company or the brokerage firm or firms, as applicable. The notification to the brokerage firm shall be made in accordance with procedures of such brokerage firm approved by the Company. Full payment may, as authorized by the Committee, consist of any consideration and method of payment allowable under the terms of this Plan. The Company shall issue (or cause to be issued) such share certificate promptly upon exercise of the Award. In the event that the exercise of an Award is treated in part as the exercise of an Incentive Stock Option and in part as the exercise of a Nonqualified Stock Option pursuant to Section 7(a), the Company shall issue a share certificate evidencing the Shares treated as acquired upon the exercise of an Incentive Stock Option and a separate share certificate evidencing the Shares treated as acquired upon the exercise of a Nonqualified Stock Option, and shall identify each such certificate accordingly in its share transfer records. No adjustment will be made for a dividend or other right for which the record date is prior to the date the share certificate is issued, except as provided in Section 4 of the Plan.

(b) Method of Payment. The consideration to be paid for any Shares to be issued upon exercise or other required settlement of an Award, including a method of payment, shall be determined by the Committee at the time of settlement, and which forms may include: (i) check; (ii) wire transfer; (iii) payroll deductions (accumulated without any increase for interest); (iv) tender of shares of Common Stock owned by the Participant in accordance with rules established by the Committee from time to time; and (v) a request that the Company or a designated brokerage firm conduct a cashless exercise of the Option. Shares used to pay the Option Price shall be valued at their Fair Market Value on the exercise date. Payment of the aggregate Option Price by means of tendering previously-owned shares of Common Stock shall not be permitted when the same may, in the reasonable opinion of the Company, cause the Company to record a loss or expense as a result thereof. If any amount of accumulated payroll deductions remain in a Participant’s account after the exercise of an Option, the remaining

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amount shall be held in such Participant’s account for the exercise price of any future Option, unless such Participant does not have any existing future Options. In the event the Participant does not have an existing Option exercisable in the future, the remaining amount in the Participant’s account with respect to payroll reductions shall be distributed in full to the Participant without interest.

(c) Withholding Obligations. To the extent required by applicable federal, state, local or foreign law, the Committee may and/or a Participant shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise with respect to any Incentive Stock Option, Nonqualified Stock Option, SAR, Restricted Stock or Restricted Stock Units, cash awards or any sale of Shares. The Company shall not be required to issue Shares or to recognize the disposition of such Shares until such obligations are satisfied. These obligations may be satisfied by having the Company withhold a portion of the Shares that otherwise would be issued to a Participant under such Award (provided, however, that no Shares are withheld with a value exceeding the minimum amount of tax required to be withheld by law) or by tendering Shares previously acquired by the Participant in accordance with rules established by the Committee from time to time.

(d) Shareholder Rights. Except as otherwise provided in this Plan, until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the share certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Shares subject to the Award, notwithstanding the exercise of the Award.

(e) Non-Transferability of Awards. An Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in exchange for consideration, and may not be transferred other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant; unless the Committee permits further transferability, on a general or specific basis, in which case the Committee may impose conditions and limitations on any permitted transferability.

12. Expiration of Awards.

(a) Expiration, Termination or Forfeiture of Awards. Unless otherwise provided in the applicable Award Agreement or any severance agreement, vested Awards granted under this Plan shall expire, terminate, or otherwise be forfeited as follows:

(i) ninety (90) days after the date of termination of a Participant’s Continuous Status as a Participant other than in circumstances covered by (ii), (iii), (iv) or (v) below;

(ii) immediately upon termination of a Participant’s Continuous Status as a Participant for cause (as defined in a Company subplan or Award Agreement, as applicable);

(iii) twelve (12) months after the date on which a Participant ceased performing services as a result of his or her Disability; and

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(iv) twelve (12) months after the date of the death of a Participant who was a Participant whose Continuous Status as a Participant terminated as a result of his or her death.

(b) Extension of Term. Notwithstanding subsection (a) above, the Committee shall have the authority to extend the expiration date of any outstanding Options or SARs other than an Incentive Stock Option in circumstances in which it deems such action to be appropriate (provided that no such extension shall extend the term of an Option or SAR beyond the date on which the Award would have expired or been forfeited if there had been no termination of the Employee’s Continuous Status as a Participant).

13. Term, Amendment and Termination of the Plan.

(a) Term of Plan. The Plan shall become effective as of the Effective Date. It shall continue in effect until the tenth anniversary of the Effective Date or until terminated under this Section 13 of the Plan or extended by an amendment approved by the shareholders of the Company pursuant to Section 13(b).

(b) Amendment and Termination. The Board or the Committee may amend or terminate the Plan from time to time in such respects as the Board or the Committee may deem advisable (including, but not limited to amendments which the Board deems appropriate to enhance the Company’s ability to claim deductions related to stock option exercises); provided that to the extent required by the Code, SEC or any listing requirements, shareholder approval shall not be required for any amendment of the Plan. Subject to the foregoing, it is specifically intended that the Board or Committee may amend the Plan without shareholder approval to comply with legal, regulatory and listing requirements and to avoid unanticipated consequences deemed by the Committee to be inconsistent with the purpose of the Plan or any Award Agreement.

(c) Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Awards already granted and such Awards shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Participant and the Committee, which agreement must be in writing and signed by the Participant and the Company.

(d) Code Section 409A. Notwithstanding anything to the contrary in this Section 13, the Committee may amend the Plan and the Award Agreements without any additional consideration to affected Participants to the extent necessary to avoid penalties arising under Code Section 409A, even if those amendments reduce, restrict or eliminate rights granted under the Plan or Award Agreement (or both) before those amendments.

STERLING MINING COMPANY

By:	/s/ Raymond K. De Motte
Chairman of the Board of Directors

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STERLING MINING COMPANY

2201 Government Way, Suite E

Coeur d’Alene, Idaho 83814

ANNUAL MEETING OF SHAREHOLDERS May 17, 2007

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Raymond K. De Motte and Carol Stephan, and each of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of Sterling Mining Company (the “Company”) held of record by the undersigned on March 20, 2007, at the Annual Meeting of Shareholders to be held on May 17, 2007, and at any adjournment or postponement thereof.

Proposal No. 1:	To approve an amendment to the Company’s Articles of Incorporation to increase its authorized capital from 40 million shares to 80 million shares of common stock

☐ For	☐ Against	☐ Abstain

Proposal No. 2:	To approve the Sterling Mining Company 2006 Employee Stock Purchase Plan

☐ For	☐ Against	☐ Abstain

Proposal No. 3:	To approve the Sterling Mining Company 2006 Equity Incentive Plan

☐ For	☐ Against	☐ Abstain

Proposal No. 4:	To ratify the appointment of Williams & Webster, P.S., as the Company’s registered public accountants for 2007

☐ For	☐ Against	☐ Abstain

Proposal No. 5:	The election of each of the following persons as directors of the Company.

☐ For	☐ Against	☐ Abstain

(1) Raymond K. De Motte	(2) Kevin G. Shiell	(3) Carol Stephan
(4) David J. Waisman	(5) Roger A. Van Voorhees	(6) J. Kenney Berscht

☐	For all nominees
☐	Withhold all nominees
☐	Withhold authority to vote for any individual nominee. Write number(s) of nominee(s)

Note: The proxies are authorized to vote in accordance with their judgment on any matters other than those referred to herein that are properly presented for consideration and action at the Annual Meeting.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is given, this proxy will be voted FOR Proposal No.’s 1 through 5. The proxies are authorized to vote the shares represented by this proxy in accordance with their judgment on any matters other than those referred to above that are properly presented for consideration and action at the Annual Meeting.

All other proxies heretofore given by the undersigned to vote shares of stock of the Company, which the undersigned would be entitled to vote if personally present at the Annual Meeting or any adjournment or postponement thereof, are hereby expressly revoked.

Dated: , 2007

Please sign it exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer or person.

Please mark, sign, date and promptly return the proxy card using the enclosed envelope. If your address is incorrectly shown, please print changes.